------------
SIERRA
TRUST FUNDS
------------
A Family of Mutual Funds                                          November 1997

Dear Sierra Short Term Global Government Fund Shareholder:

As you know, Great Western Financial Corporation, Sierra's former parent company, merged into Washington Mutual, Inc., parent of the Composite Research & Management Co. ("Composite"), on July 1, 1997. This marked the beginning stages of a restructuring and integration process that offers the opportunity to consolidate the Sierra Trust Funds with the mutual funds that are managed by affiliates of Washington Mutual. This letter describes some important changes proposed for the Sierra Funds. Let me assure you that our commitment to you remains unchanged. Our dedication to assisting you achieve your financial goals is our highest priority.

The Sierra Funds are governed by a Board of Trustees that is independent of Great Western and Washington Mutual. Members of the Board are elected by the shareholders, and their charter is to protect your interests. The changes discussed in this letter require approval of both the Board of Trustees and shareholders.

On October 28, 1997, the Sierra Board of Trustees approved the terms of the proposed consolidation of the Sierra Funds and the Composite Group of Funds (the mutual funds managed by Composite). As a result, a special meeting for all Sierra shareholders has been scheduled for December 23, 1997. This meeting gives shareholders an opportunity to ask questions in person, further discuss the proposed consolidation with Composite, and to vote on the proposals discussed below. However, shareholders do not need to attend the meeting to cast their vote.

YOUR VOTE IS IMPORTANT
----------------------

THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS VOTE "FOR" ALL PROPOSALS. The accompanying proxy materials outline in detail the various terms of the consolidation so you may carefully consider how to vote. FOR YOUR CONVENIENCE, A POSTAGE-PAID ENVELOPE IS INCLUDED WHICH YOU MAY USE TO REGISTER YOUR CHOICES BY MAIL. You may also register your choices by telephone, by calling (800) 848-3374. Your votes are important, since a majority of shareholders must respond. By simply signing, dating, and returning your proxy card(s) or by calling (800) 848-3374, you will help to ensure sufficient responses are received and allow the proxies to vote favorably on your behalf.

The goal of consolidating the Sierra Funds and the Composite Funds into a single Fund complex is to:

* Streamline the restructured/combined fund complex (representing $4.5 billion in assets)
*  Maintain a well-diversified offering of funds
*  Reduce operating cost and shareholder expenses
*  Maintain a high level of service and operational efficiency
*  Benefit from increased assets under management

            DISTRIBUTED BY SIERRA INVESTMENT SERVICES CORPORATION

In summary, the result of the restructuring will be a single integrated mutual fund complex. The proposals include:

 .  Electing a new Board of Trustees for the combined fund complex
 .  Merging the Short Term Global Government Fund INTO the Short Term High
   Quality Bond Fund with its lower annual shareholder expenses

The Composite Group has employed a long history of investment management and growth, having opened its first mutual fund in 1939. Composite benefits from many years of experience and expertise from its portfolio management team. The Composite Funds have successfully weathered the many market downturns and economic events while producing competitive returns for its shareholders. As a result, assets under management have exhibited steady growth and reflect the Funds' stable and loyal base of shareholders. With the addition of the Sierra Funds and its shareholders, the total assets and customer base of the combined mutual fund family will increase significantly.

Thank you for the trust and confidence you have placed in us. Our commitment to excellence in investment performance and in shareholder service is unchanged. I encourage you to return your card(s) or call (800) 848-3374 promptly, so you and your fellow shareholders may enjoy the many benefits of a larger mutual fund family as soon as possible.

Sincerely,

/s/ Keith B. Pipes
Keith B. Pipes
President

                              SIERRA TRUST FUNDS

                       SHORT TERM GLOBAL GOVERNMENT FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               DECEMBER 23, 1997

To the Shareholders:

 Notice is hereby given that a Special Meeting of Shareholders of the Short Term Global Government Fund (the "Fund"), a series of the Sierra Trust Funds (the "Trust"), will be held on Tuesday, December 23, 1997 at 11:00 a.m. Pa-cific Time, at the offices of Sierra Fund Administration Corporation, 9301 Corbin Avenue, Suite 333, Northridge, California 91324, to consider the fol-lowing:

 1. To consider and act upon a proposal to elect the Board of Trustees.

 2. To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to the Short Term High Qual-ity Bond Fund (the "High Quality Bond Fund"), a series of the Trust, in ex-change for shares of the High Quality Bond Fund and the assumption by the High Quality Bond Fund of all of the liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund.

 3. To transact such other business as may properly come before the meeting.

 The Trustees have fixed the close of business on October 29, 1997 as the rec-ord date for determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

                                          By Order of the Board of Trustees

                                          Keith B. Pipes, President

November 14, 1997

 WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

                              SIERRA TRUST FUNDS

                       SHORT TERM GLOBAL GOVERNMENT FUND

                          PROSPECTUS/PROXY STATEMENT

                                                              November 14, 1997

 This Prospectus/Proxy Statement relates to (i) the election of Trustees of the Sierra Trust Funds (the "Trust"), P.O. Box 5118, Westboro, Massachusetts 01581, and (ii) the proposed merger (the "Merger") of the Short Term Global Government Fund, a series of the Trust (the "Global Government Fund"), into the Short Term High Quality Bond Fund, also a series of the Trust (the "High Quality Bond Fund" and, together with the Global Government Fund, the "Funds"). The Merger is to be effected through the transfer of all of the as-sets of the Global Government Fund to the High Quality Bond Fund in exchange for shares of beneficial interest of the High Quality Bond Fund (the "Merger Shares") and the assumption by the High Quality Bond Fund of all of the lia-bilities of the Global Government Fund, followed by the distribution of the Merger Shares to the shareholders of the Global Government Fund in liquidation of the Global Government Fund. As a result of the proposed transaction, each shareholder of the Global Government Fund will receive in exchange for his or her Global Government Fund shares a number of High Quality Bond Fund shares of the same class equal in value at the date of the exchange to the aggregate value of the shareholder's Global Government Fund shares.

 Because shareholders of the Global Government Fund are being asked to approve a transaction which will result in their receiving shares of the High Quality Bond Fund, this Proxy Statement also serves as a Prospectus for the Merger Shares of the High Quality Bond Fund.

 The High Quality Bond Fund seeks as high a level of current income as is con-sistent with prudent investment management and stability of principal. It pur-sues this objective by investing primarily in high quality short-term bonds and other debt instruments.

 THIS PROSPECTUS/PROXY STATEMENT EXPLAINS CONCISELY WHAT YOU SHOULD KNOW BE-FORE INVESTING IN THE HIGH QUALITY BOND FUND. PLEASE READ IT AND KEEP IT FOR FUTURE REFERENCE.

 This Prospectus/Proxy Statement is accompanied by the current Prospectus of the Trust, dated October 31, 1997, as amended or supplemented from time to time (the "Prospectus"). The information regarding the Funds contained in the Prospectus is incorporated into this Prospectus/Proxy Statement by reference.

 The following documents have been filed with the Securities and Exchange Com-mission (the "SEC") and are also incorporated into this Prospectus/Proxy Statement by reference: (i) the Report of Independent Accountants and finan-cial statements in respect of the Funds included in the Trust's Annual Report to Shareholders for the year ended June 30, 1997 (the "Annual Report"); (ii) the current Statement of Additional Information of the Trust, dated October 31, 1997, as amended or supplemented from time to time (the "SAI"); and (iii) a Statement of Additional Information dated November 14, 1997 relating to the transaction described in this Prospectus/Proxy Statement (the "Merger SAI").

 For a free copy of any or all of the Prospectus, SAI, Merger SAI or Annual Report referred to in the foregoing paragraph, please call 1-800-222-5852 or write to the Trust at the address appearing above.

 THE SECURITIES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT HAVE NOT BEEN AP-PROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
 SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND IN-VOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

OVERVIEW OF MERGER

PROPOSED TRANSACTION

 The transaction described on the first page of this Prospectus/Proxy State-ment is part of an overall restructuring of the registered investment compa-nies (the "Composite/Sierra Mutual Funds") advised by Composite Research & Management Co. ("CRM") and Sierra Investment Advisors Corporation ("Sierra"). CRM, which has been in the business of investment management since 1944, is a direct subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a finan-cial services company. Sierra is an indirect subsidiary of Washington Mutual as a result of the merger, which took place on July 1, 1997, of Sierra's for-mer indirect parent, Great Western Financial Corporation, with and into a wholly-owned subsidiary of Washington Mutual (the "Washington Mutual/Great Western Merger"). The restructuring involves, among other components, several "mergers" of the Composite/Sierra Mutual Funds with similar investment objec-tives and compatible investment policies. The result of the restructuring will be a single, integrated mutual fund complex.

 As a result of the proposed transaction, the Global Government Fund will re-ceive a number of Class A, Class B, Class I and Class S shares of the High Quality Bond Fund (the "Merger Shares") equal in value to the value of the net assets of the Global Government Fund being transferred and attributable to the Class A, Class B, Class I and Class S shares, respectively, of the Global Gov-ernment Fund. Following the transfer, (i) the Global Government Fund will dis-tribute to each of its Class A, Class B, Class I and Class S shareholders a number of full and fractional Class A, Class B, Class I and/or Class S Merger Shares of the High Quality Bond Fund equal in value to the aggregate value of the shareholder's Class A, Class B, Class I and/or Class S Global Government Fund shares, as the case may be, and (ii) the Global Government Fund will be liquidated.

 The Class A, Class B, Class I and Class S shares of the High Quality Bond Fund have substantially identical characteristics to the corresponding classes of the Global Government Fund. Class A shares are generally sold subject to a front-end sales load and are subject to a distribution fee at an annual rate of 0.25% of average daily net assets attributable to Class A shares. Class A shares are generally not subject to a contingent deferred sales charge (a "CDSC"), except in the case of certain purchases of Class A shares without a sales load which are redeemed within two years after purchase. Class B shares are sold at net asset value, without an initial sales charge, but are subject to a CDSC at declining rates if redeemed within four years of purchase. Class S shares are sold at net asset value, without a sales charge, but are subject to a CDSC at declining rates if redeemed within six years of purchase. Class B and Class S shares are subject to servicing and distribution fees at an aggre-gate annual rate of 1.00% of average daily net assets attributable to Class B or Class S shares. Class I shares are sold at net asset value, without an ini-tial sales charge or CDSC, are not subject to servicing or distribution fees and do not have a conversion feature. No sales charge will be charged to Global Government Fund shareholders on the issuance of the Merger Shares, and no CDSC will be charged to Global Government Fund shareholders on the exchange of their Global Government Fund shares for the Merger Shares. The Merger Shares will be subject to a CDSC on redemption to the same extent that the Global Government Fund shares exchanged were so subject. For the purposes of computing the CDSC, if any, payable on redemption of Class A, Class B and Class S Merger Shares, and determining the conversion date of Class B and Class S Merger Shares to Class A shares, the Merger Shares will be treated as having been purchased as of the date that, and for the price (adjusted to re-flect the Merger) at which, the Global Government Fund shares exchanged for such Merger Shares were originally purchased.

 It is anticipated that the Merger will be a taxable event, in connection with which the Global Government Fund and its shareholders may recognize capital gain or loss. See "Federal Income Tax Consequences" below.

 The Trustees unanimously recommend that shareholders of the Global Government Fund approve the Merger because it offers shareholders the opportunity to pur-sue a similar investment objective in a larger fund, which should offer oppor-tunities for greater diversification of risk. See "Operating Expenses" and "Background and Reasons for the Proposed Merger" below.

OPERATING EXPENSES

 As the following tables show, the currently approved contractual management fee rate for the High Quality Bond Fund is lower than the currently approved contractual management fee rate for the Global Government Fund. Accordingly, and as a result of expected economies of scale, it is expected that aggregate operating expenses (before management fee waivers) of the High Qual-ity Bond Fund will be lower than the corresponding expenses of the Global Gov-ernment Fund. However, CRM and its affiliates have voluntarily undertaken, through at least December 31, 1998, to waive management fees payable by the Global Government and High Quality Bond Funds to the extent necessary to pre-vent the overall Class A expense ratio of each Fund from exceeding the annual rate of 0.90% (0.82% for the High Quality Bond Fund, after the Merger). Thus, although it is expected that aggregate operating expenses before management fee waivers for the High Quality Bond Fund will be lower than those for the Global Government Fund, there can be no assurance that the Merger will result in expense savings for shareholders. The second table summarizes current ex-penses for Class A, Class B, Class I and Class S shares (i) based on expenses incurred by the Global Government Fund in its fiscal year ended June 30, 1997,
(ii) based on expenses incurred by the High Quality Bond Fund in its fiscal year ended June 30, 1997, and (iii) that the High Quality Bond Fund would have incurred in its most recent fiscal year ended June 30, 1997 after giving ef-fect on a pro forma combined basis to the proposed Merger, as if the Merger had occurred as of the beginning of such fiscal year. The tables are provided to help you understand an investor's share of the operating expenses which each Fund incurs. The examples show the estimated cumulative expenses attrib-utable to a hypothetical $1,000 investment in the Global Government Fund, the High Quality Bond Fund and the High Quality Bond Fund on a pro forma basis, over the specified periods.

                                                                        PRO FORMA EXPENSES
                             CURRENT EXPENSES       CURRENT EXPENSES    HIGH QUALITY BOND
                          GLOBAL GOVERNMENT FUND HIGH QUALITY BOND FUND        FUND
                          ---------------------- ---------------------- ------------------
SHAREHOLDER EXPENSES
------------------------------------------------------------------------------------------
Maximum Sales Charge
 Imposed on Purchases
 (as a percentage of
 offering price)
 Class A(1).............          3.50%                  3.50%                3.50%
 Class B................           None                    None                None
 Class I................           None                    None                None
 Class S................           None                    None                None
------------------------------------------------------------------------------------------
Maximum Contingent
 Deferred Sales Charge
 Class A(2).............           None                   None                 None
 Class B................          4.00%                   4.00%               4.00%
 Class I................           None                    None                None
 Class S................          5.00%                   5.00%               5.00%
------------------------------------------------------------------------------------------

(1) The initial sales charge is reduced for purchases of $50,000 and over, de-creasing to zero for purchases of $1,000,000 and over for each Fund.
(2) Certain investors who purchase Class A shares at net asset value based on a purchase amount of $1 million or more may be subject to a 1.00% CDSC on redemptions within one year of purchase or a 0.50% CDSC on redemptions af-ter 1 year but within 2 years of purchase. Class A shares purchased through a qualified retirement plan may, in certain circumstances, be sub-ject to a CDSC of 1.00% if the shares are redeemed within two years of their initial purchase.

                                                                        PRO FORMA EXPENSES
                             CURRENT EXPENSES       CURRENT EXPENSES    HIGH QUALITY BOND
                          GLOBAL GOVERNMENT FUND HIGH QUALITY BOND FUND        FUND
                          ---------------------- ---------------------- ------------------
ANNUAL FUND OPERATING
 EXPENSES
 (as a percentage of average net assets)
------------------------------------------------------------------------------------------
Management Fees (after voluntary
 waivers or reimbursement)
 Class A................           0.00%                  0.01%                0.09%
 Class B................           0.00                   0.01                 0.09
 Class I................           0.00                   0.01                 0.09
 Class S................           0.00                   0.01                 0.09
------------------------------------------------------------------------------------------
12b-1 Fees(3)
 Class A................           0.25%                  0.25%                0.25%
 Class B................           1.00                   1.00                 1.00
 Class I................           0.00                   0.00                 0.00
 Class S................           1.00                   1.00                 1.00
------------------------------------------------------------------------------------------
Other Expenses (after voluntary
 waivers or reimbursement)
 Class A................           0.65%                  0.64%                0.48%
 Class B................           0.65                   0.64                 0.48
 Class I................           0.65                   0.64                 0.48
 Class S................           0.65                   0.64                 0.48
------------------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES
 (after voluntary waivers
 or reimbursement)
 Class A................           0.90%                  0.90%                0.82%
 Class B................           1.65                   1.65                 1.57
 Class I................           0.65                   0.65                 0.57
 Class S................           1.65                   1.65                 1.57
------------------------------------------------------------------------------------------
Management Fees without voluntary
 waivers
 Class A................           0.65%                  0.50%                0.50%
 Class B................           0.65                   0.50                 0.50
 Class I................           0.65                   0.50                 0.50
 Class S................           0.65                   0.50                 0.50
------------------------------------------------------------------------------------------
Other Expenses without voluntary
 expense reimbursements
 Class A................           0.67%                  0.64%                0.48%
 Class B................           0.67                   0.64                 0.48
 Class I................           0.67                   0.64                 0.48
 Class S................           0.67                   0.64                 0.48
------------------------------------------------------------------------------------------
Total Fund Operating Expenses
 without voluntary waivers
 or reimbursements
 Class A................           1.57%                  1.39%                1.23%
 Class B................           2.32                   2.14                 1.98
 Class I................           1.32                   1.14                 0.98
 Class S................           2.32                   2.14                 1.98
------------------------------------------------------------------------------------------

(3) Of the 12b-1 fees for the Class A, Class B and Class S shares, 0.25% is a service charge. Due to the continuous nature of the 12b-1 fee, long-term Class B and Class S shareholders of a Fund may pay more than the economic equivalent of the maximum front-end sales charge otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

    Waivers of fees and reimbursement of expenses have the effect of increasing yield or improving total return for the period when such waivers and reim-bursements are in effect. These fee waivers and agreements to reimburse ex-penses are voluntary and may be discontinued at any time.

EXAMPLES OF FUND EXPENSES:

 An investment of $1,000 would incur the following expenses, assuming (1) 5% annual return and (2) unless otherwise indicated, redemption at the end of each time period:

                                                                        PRO FORMA EXPENSES
                             CURRENT EXPENSES       CURRENT EXPENSES       HIGH QUALITY
                          GLOBAL GOVERNMENT FUND HIGH QUALITY BOND FUND     BOND FUND
                          ---------------------- ---------------------- ------------------
CLASS A(1)
 1 year.................           $ 44                   $ 44                 $ 43
 3 years................             63                     63                   60
 5 years................             83                     83                   79
 10 years...............            142                    142                  133
------------------------------------------------------------------------------------------
CLASS B (assuming
 redemption at end of
 period)(2)(4)
 1 year.................           $ 57                   $ 57                 $ 56
 3 years................             72                     72                   70
 5 years................             90                     90                   86
 10 years...............            195                    195                  187
------------------------------------------------------------------------------------------
CLASS B (assuming no
 redemption)(3)(4)
 1 year.................           $ 17                   $ 17                 $ 16
 3 years................             52                     52                   50
 5 years................             90                     90                   86
 10 years...............            195                    195                  187
------------------------------------------------------------------------------------------
CLASS I
 1 year.................           $  7                   $  7                 $  6
 3 years................             21                     21                   18
 5 years................             36                     36                   32
 10 years...............             81                     81                   71
------------------------------------------------------------------------------------------
CLASS S (assuming
 redemption at end of
 period)(2)(4)
 1 year.................           $ 67                   $ 67                 $ 66
 3 years................             82                     82                   80
 5 years................            110                    110                  106
 10 years...............            195                    195                  187
------------------------------------------------------------------------------------------
CLASS S (assuming no
 redemption)(3)(4)
 1 year.................           $ 17                   $ 17                 $ 16
 3 years................             52                     52                   50
 5 years................             90                     90                   86
 10 years...............            195                    195                  187
------------------------------------------------------------------------------------------

(1) Assumes deduction of maximum initial sales charge.
(2) Assumes deduction of applicable CDSC.
(3) Assumes no deduction of CDSC.
(4) Assumes no conversion of Class B or Class S shares to Class A shares after eight years.
 THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FU-TURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. FEDERAL REGULATIONS REQUIRE THE EXAMPLES TO ASSUME A 5% ANNUAL RETURN, BUT ACTUAL ANNUAL RETURN WILL VARY.

FEDERAL INCOME TAX CONSEQUENCES

 Based largely on the significant realignment of the Global Government Fund's portfolio that is expected occur in connection with the Merger, the Global Government Fund is expected to recognize gain or loss on the sale of its as-sets to the High Quality Bond Fund, and shareholders of the Global Government Fund are expected to recognize taxable gain or loss on receipt of the Merger Shares equal to the difference between the net asset value of the High Quality Bond Fund shares received and the shareholder's tax basis in his or her Global Government Fund shares. The Merger may therefore cause certain shareholders to recognize taxable gains. If, as expected, the Merger is a taxable transaction, "individuals" (as defined by the Internal Revenue Code) may use realized capi-tal losses to offset other realized capital gains or to offset ordinary income in the current year up to $3,000, and may also carry forward losses indefi-nitely to offset future realized capital gains, and shareholders who are not "individuals" may use realized capital losses to offset realized capital gains in the current year and may also carry forward or carry back losses to offset future or past realized gains. You should consult your tax adviser as to your precise tax consequences arising from the Merger. To receive a written summary of your investment history call the Funds at 1-800-222-5282.

 If, as expected, the Merger is a taxable transaction, the High Quality Bond Fund's cost basis for each security acquired from the Global Government Fund in the Merger will be the fair market value of such security at the time of the Merger (rather the Global Government Fund's cost basis), and as a result of the Merger the Global Government Fund's net unrealized losses and capital loss carryforwards will not be available for use by either Fund. The Global Government Fund will distribute at the time of the Merger all of the Global Government Fund's net investment income (which includes net short-term capital gains) and net realized capital gains to its shareholders, including gains recognized in connection with the Merger.

 As of June 30, 1997, the Global Government Fund's gross unrealized capital appreciation was $289,228 and its gross unrealized capital depreciation was $1,684,354. Although these amounts are subject to recharacterization to re-flect currency gains and losses, the Fund also had a capital loss carryforward of $2,059,526. As a result, if the Merger had been consummated on June 30, 1997, it is unlikely that the Global Government Fund would have been required to declare any significant capital gain distributions to its shareholders as a result of the Merger. The actual tax impact of the Merger will depend on the difference between the fair market values of the securities held by the Global Government Fund on the date the Merger is consummated and the Global Govern-ment Fund's basis in such securities, and may not be comparable to that set forth above.

 The federal income tax treatment of the Merger is not clear, and the Internal Revenue Service may assert that it is a tax-free reorganization. There can be no assurance that the Internal Revenue Service will not prevail in this assertion.

-------------------------------------------------------------------------------
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND
RESTRICTIONS

 The High Quality Bond Fund has investment objectives that are substantially similar to those of the Global Government Fund. The investment objectives, policies and restrictions of the Funds, and certain differences between them, are summarized below. For a more detailed description of the investment tech-niques used by the Funds, please see the accompanying Prospectus, as well as the SAI and the Merger SAI.

 The total return for the High Quality Bond Fund and the Global Government Fund is set forth in the chart below. Because of the different management styles, however, the relative contributions of the two components of total re-turn (i.e., current income and capital appreciation) varied between the High Quality Bond Fund and the Global Government Fund. The yield for Class A (cal-culated in accordance with SEC regulations) of the High Quality Bond Fund was 5.93% versus 5.53% for the Global Government Fund during the 30-day period ended September 30, 1997 and averaged 5.84% and 4.95%, respectively, over the 12-month period ended September 30, 1997.

                            TOTAL RETURN COMPARISON
                                AS OF 9/30/97*

                                                                       SINCE
                                                3 YEARS    5 YEARS    11/1/93
                                        1 YEAR ANNUALIZED ANNUALIZED ANNUALIZED
                                        ------ ---------- ---------- ----------
High Quality Bond Fund.................  2.69%    4.38%        --       3.33%
Global Government Fund.................  3.71%    6.00%      4.95%      4.33%

* Performance is for Class A shares of both Funds. Fund performance data is after all expenses and sales charges. During the periods noted, the adviser, administrator and distributor of the Funds waived a portion of their fees and the adviser and administrator reimbursed certain other expenses. In the ab-sence of the expense waivers/reimbursements, total return would have been low-er. Performance information is shown since November 1, 1993, when the High Quality Bond Fund commenced operations. For further information about the High Quality Bond Fund's performance, see Appendix B.

 The Funds have substantially similar investment objectives and compatible in-vestment policies. The High Quality Bond Fund is a diversified fund and at-tempts to provide as high a level of current income as is consistent with pru-dent investment management and stability of principal, whereas the Global Gov-ernment Fund is a non-diversified fund and is designed to provide high current income consistent with protection of principal. The Global Government Fund is a non-diversified fund, generally invests a substantial portion of its assets in foreign securities and has greater flexibility to invest in lower-rated se-curities. The High Quality Bond Fund is a diversified fund and may only invest in securities that, at the time of purchase, are investment grade bonds.

 The Global Government Fund seeks to maintain greater price stability than longer-term bond funds. Both Funds seek to maintain a dollar-weighted average portfolio maturity of three years or less but may hold individual securities with remaining maturities of more than three years. However, under no circum-stances will the High Quality Bond Fund have a dollar-weighted average portfo-lio maturity in excess of five years.

 Under normal market conditions, the Global Government Fund will invest at least 65% of total assets in short-term bonds and money market instruments is-sued or guaranteed by foreign governments or the U.S. Government or their agencies, instrumentalities or political subdivisions (including securities which are majority owned by such government, agency, instrumentality or polit-ical subdivision) that are rated within the three highest rating categories by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, are judged to be of comparable quality. These securities may be denominated in foreign currencies, multinational currency units or the U.S. dollar. Under normal market conditions the Fund will invest in government se-curities in at least three different countries, one of which may be the United States. In the case of the High Quality Bond Fund, at least 65% of total as-sets will be invested in short-term investment-grade bonds and other fixed-in-come securities issued by the U.S. Government, corporations and other issuers, or mortgage-related securities rated in one of the two highest categories by a nationally recognized statistical rating organization ("NRSRO"). All debt se-curities purchased by the High Quality Bond Fund will be investment-grade (rated in one of the four highest categories by a NRSRO) at the time of pur-chase. See "Risk Factors--Credit Risk."

 Both Funds may also invest in: (i) American depository receipts; (ii) securi-ties indexed to foreign currency exchange rates; (iii) floating rate, inverse floating rate and variable rate obligations, including participation interests therein; (iv) bank obligations, which include certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks or savings and loan institutions with assets of at least $500 million as of the end of the most recent fiscal year; (v) mortgage-backed and government stripped mortgage-backed securities; (vi) repurchase agreements; and (vii) lease obligation bonds. Each Fund may also borrow up to 30% of total assets from banks for tem-porary or emergency purposes, purchase securities on a "when-issued" or "de-layed-delivery" basis, invest up to 10% of assets in securities of unaffili-ated mutual funds and lend securities in an amount up to 20% of the Fund's to-tal assets.

 The Funds may utilize various other investment strategies involving deriva-tives, including exchange-listed and over-the-counter put and call options on securities, foreign currencies, equity and fixed-income indices and other fi-nancial instruments, financial futures contracts and options thereon, currency forward transactions, and interest rate transactions such as swaps, caps, floors and collars to hedge various market risks, to manage the effective ma-turity or duration of fixed-income securities, or to seek potentially higher returns. The Funds may write covered put and call options on securities, but neither Fund will use more than 10% of assets to purchase put options or more than 10% of assets to purchase call options, will not write put options with respect to more than 50% of total assets, and will not enter into derivative transactions that are not "covered" or entered into for "bona fide hedging" purposes that are in excess of 25% of its net assets. In addition, neither Fund may enter into any futures or options contracts for which aggre-gate initial margin deposits and premiums paid for unexpired options entered into for purposes other than bona fide hedging exceed 5% of the fair market value of the Fund's assets.

 The Global Government Fund may also invest: (i) up to 10% of its assets in securities rated at the time of purchase below investment-grade (below BBB by S&P's or Baa by Moody's) and unrated securities of comparable quality; (ii) in non-government foreign and domestic securities, including debt securities is-sued or guaranteed by supranational organizations, corporate debt securities, and bank or bank holding company obligations such as certificates of deposit, bankers' acceptances and time deposits; and (iii) up to 10% of total assets in asset-backed securities. See "Risk Factors--Credit Risk."

 The High Quality Bond Fund may also invest: (i) up to 10% of assets in for-eign fixed-income securities including non-U.S. dollar denominated debt; (ii) in high-quality, short-term obligations with a maturity of 12 months or less, such as commercial paper issued by domestic and foreign corporations, bankers' acceptances issued by domestic and foreign banks, certificates of deposit and demand and time deposits of domestic and foreign banks and savings and loan associations; (iii) in obligations issued or guaranteed by domestic or foreign governments or their agencies or instrumentalities; (iv) in high-grade corpo-rate debt obligations, such as bonds, debentures, notes, equipment lease and truck certificates; (v) in collateralized mortgage obligations; (vi) up to 25% of total assets in asset-backed securities; and (vii) in certain illiquid in-vestments such as privately placed obligations including restricted securi-ties, and may enter into reverse repurchase agreements or dollar roll transac-tions in the aggregate up to 33 1/3% of total assets (but currently intends to limit such activity to 10% of total assets). See "Risk Factors--Prepayment Risk," "--Repurchase Agreements," "--Dollar Rolls" and "--Reverse Repurchase Agreements and Borrowings."

 In addition to the investment restrictions described above, the Global Gov-ernment Fund may not invest in dollar rolls and will not purchase any addi-tional securities whenever borrowings, including reverse repurchase agree-ments, exceed 5% of total assets.

 In addition to the investment restrictions described above, the High Quality Bond Fund may not engage in short sales or maintain short positions or invest in non-investment-grade securities (rated lower than BBB by S&P or Baa by Moody's).

 Adam M. Greshin, Product Leader for the global and international fixed-income investing of Scudder, Stevens & Clark, Inc. ("Scudder"), is primarily respon-sible for the management of the Global Government Fund. The day-to-day manage-ment of the High Quality Bond Fund's portfolio has been the responsibility of Thomas M. Poor, Managing Director of Scudder.

 As discussed above, it is expected that, subject to the approval of share-holders of the High Quality Bond Fund, CRM will, at or prior to the time of the Merger, become the investment adviser to the High Quality Bond Fund, re-placing Sierra, and will thereafter be responsible for management of the Si-erra High Quality Bond Fund. CRM would manage the Fund itself, without the use of a subadviser. Gary J. Pokrzywinski, CFA, Vice President and Senior Portfo-lio Manager of CRM, would be primarily responsible for the management of the Fund. CRM does not intend to effect any changes to the investment practices followed by Scudder with respect to this Fund, as outlined above. The approval of CRM as adviser to the High Quality Bond Fund is not a condition to the Merger. Thus, depending on whether shareholders at the High Quality Bond Fund approve the proposed advisory arrangement with CRM, the day-to-day portfolio management of the High Quality Bond Fund following the Merger may be provided either by CRM or by Scudder.

COMPARISON OF DISTRIBUTION POLICIES AND PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

 Both Funds declare dividends daily and pay them monthly. Both the Funds dis-tribute any net realized capital gains annually.

 The Funds have the same procedures for purchasing shares. The Funds offer four classes of shares, Classes A, B, I and S. Class I shares are sold exclu-sively to the various investment portfolios of Sierra Asset Management Portfo-lios (the "SAM Portfolios"), a series investment company managed by Sierra In-vestment Services Corporation or an affiliate ("Sierra Services"), and are not available for direct purchase by investors. Class S shares are sold only to investors who select or have previously selected the

Sierra Asset Management service offered by Sierra Services. Class A and Class B shares (and, for eligible investors, Class S shares) of both Funds may be purchased at their net asset value next determined after receipt of a properly completed purchase order, plus applicable sales charges in the case of Class A shares, from Sierra Services, the principal underwriter of the Funds, as well as the other mutual funds in the Sierra Funds family. In addition, shares of the Funds may be purchased through other broker-dealers that have dealer agreements with Sierra Services.

 It is expected that, beginning in the second quarter of 1998, shares of the Funds will be exchangeable for shares of the same class of any fund advised by CRM (other than funds serving as underlying funding vehicles for variable in-surance contracts). Currently, shares are exchangeable for shares of any other fund offered by the Trust, SAM Portfolios or Sierra Prime Income Fund ("SPIF"), a closed-end investment company advised by Sierra. In addition, Class B shares of the Funds can, under certain circumstances, be exchanged for Class S shares of such mutual funds, and Class S shares of the Funds can be exchanged, under certain circumstances, for Class B shares of the SAM Portfo-lios.

 The availability of the exchange privilege with respect to shares of SPIF is subject to the availability of shares of SPIF for exchange purposes as stated in the prospectus and statement of additional information of SPIF. Also, al-though shares of SPIF may be exchanged for shares of the Funds, such exchanges of SPIF shares for shares of the Funds are only permitted approximately once every calendar quarter so long as SPIF makes a repurchase offer for its shares in such quarter and so long as the SPIF repurchase offer is sufficiently large to include the SPIF shares tendered for exchange. See the prospectus and statement of additional information of SPIF for additional information regard-ing the exchange privilege applicable to SPIF shares and the availability of such exchange privilege.

 Shares of the Funds may be redeemed at their net asset value next determined after receipt of the redemption request, less any applicable CDSC, on any day the New York Stock Exchange is open. Shares can be redeemed through Sierra Services, or through the dealer through which the shares were purchased, by mail, by telephone or by other means of wire communication.

 See the accompanying Prospectus for further information.

RISK FACTORS

 Certain risks associated with an investment in the High Quality Bond Fund are summarized below. Because both Funds share certain policies described more fully above under "Overview of Merger--Comparison of Investment Objectives, Policies and Restrictions," many of the risks of an investment in the High Quality Bond Fund are substantially similar to the risks of an investment in the Global Government Fund. A more detailed description of certain of the risks associated with an investment in the High Quality Bond Fund may be found in the Prospectus under the caption "The Funds' Investments and Risk Consider-ations" and in the SAI under the same caption.

 The values of all securities and other instruments held by the High Quality Bond Fund vary from time to time in response to a wide variety of market fac-tors. Consequently, the net asset value per share of the High Quality Bond Fund will vary so that an investor's shares, when redeemed, may be worth more or less than the amount invested.

 INTEREST RATE RISK. The Funds share similar risks for investment in fixed in-come securities, including U.S. Government securities. U.S. Government securi-ties are considered among the safest of fixed-income investments, but their values, like those of other debt securities, will fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Funds' holdings of fixed income securities. Con-versely, during periods of rising interest rates, the value of the Funds' holdings of fixed income securities will generally decline.

 CREDIT RISK. Fixed income securities are subject to credit risk related to the ability of the issuer to make payments of principal and interest. All fixed income securities are therefore subject to the risk of default. As de-scribed above, the High Quality Bond Fund invests only in investment grade se-curities and invests 65% of its assets in securities which are rated in one of the two highest categories by a nationally recognized statistical rating or-ganization. The Global Government Fund may invest in below investment grade fixed income securities which offer a more substantial risk of default. Risks of lower-rated high-yield securities include (i) limited liquidity and second-ary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or of call/redemption provisions during periods of declining in-terest rates whereby the Fund may have to reinvest premature redemption pro-ceeds in lower yielding portfolio securities; (v) the possibility that earn-ings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturns.

 PREPAYMENT RISK. The Funds share similar risks for investment in mortgage-backed or asset-backed securities. The High Quality Bond Fund may invest in mortgage-backed securities. Prepayment on mortgage-backed or asset-backed se-curities may require reinvestment of principal under less attractive terms. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may in-crease the effective maturities of these securities. Prepayments may cause losses in securities purchased at a premium. Prepayments could result in losses on stripped mortgage-backed or asset-backed securities. The yield-to-maturity on an interest-only class of stripped mortgage-backed or asset-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. Because of the foregoing characteristics, mortgage-backed securities may be more volatile than other fixed income securities.

 REPURCHASE AGREEMENTS. Investing in repurchase agreements subjects the High Quality Bond Fund, like the Global Government Fund, to the risk that the de-fault or bankruptcy of the other party to the repurchase agreement could sub-ject the fund to expenses, delays and risk of loss on the securities subject thereto.

 REVERSE REPURCHASE AGREEMENTS AND BORROWINGS. The High Quality Bond Fund may invest in reverse repurchase agreements in the aggregate up to 33 1/3% of its total assets, but currently intends to limit such activity to 10% of total as-sets. Reverse repurchase agreements and borrowings (such as dollar rolls, as described below) subject the High Quality Bond Fund to the risk that changes in the value of the Fund's portfolio securities may amplify changes in the Fund's net asset value per share, and also may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so.

 DOLLAR ROLLS. The High Quality Bond Fund may incur risks from investing in dollar rolls--specifically, increasing the market exposure and potential vola-tility of the Fund. The obligation to repurchase securities on a specified fu-ture date involves the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price. See "Reverse Repurchase Agreements and Borrowings" above.

 ILLIQUID SECURITIES. The Funds share similar risks for investment in illiquid securities, including higher transaction costs and the risk that the Fund will be unable to close out a position when it would be most advantageous to do so.

 INVESTMENT IN FOREIGN SECURITIES. Each of the Funds may invest in foreign se-curities, including debt securities issued or guaranteed by supranational or-ganizations. Investment in foreign securities involves the risk of potentially reduced domestic marketability of such securities, the lower reserve require-ments generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign tax-es, less government supervision of issuers, difficulty in enforcing contrac-tual obligations and lack of uniform accounting standards.

 LENDING OF PORTFOLIO SECURITIES. The Funds may incur similar risks from lend-ing their securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

 DERIVATIVE INSTRUMENTS. Each of the Funds may enter into options and futures contracts for hedging purposes or as a part of its investment strategies, and may engage in swap agreements. Use of derivative instruments may involve cer-tain costs and risks, including the risk that the Fund could not close out a position when it would be most advantageous to do so due to an illiquid mar-ket, the risk of an imperfect correlation between the value of the securities being hedged and the value of the particular derivative instrument, the risk of bankruptcy or default of counterparties and the risk that unexpected changes in interest rates or other market movements may adversely affect the value of the Fund's investments in particular derivative instruments.

 MARKET RISK. In the case of securities owned by the Funds, there can be no assurance of capital appreciation, and there is a risk of market decline.

-------------------------------------------------------------------------------
SPECIAL MEETING OF SHAREHOLDERS

 This Prospectus/Proxy Statement is being furnished in connection with a Spe-cial Meeting of the Global Government Fund's shareholders to be held on Decem-ber 23, 1997 or at such later time made necessary by adjournment (the "Meet-ing") and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Meeting. The Meeting is being held to consider the elec-tion of Trustees of the Trust (Proposal 1) and the proposed Merger of the Global Government Fund and the High Quality Bond Fund by the transfer of all of the Global Government Fund's assets and liabilities to the High Quality Bond Fund (Proposal 2). This Prospectus/ Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about November 14, 1997.

 The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters prop-erly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

-------------------------------------------------------------------------------
PROPOSAL 1:
ELECTION OF TRUSTEES

 At the Meeting, it is proposed that thirteen Trustees of the Trust be elected to hold office until their successors are duly elected and qualified. The per-sons named in the accompanying proxy intend, in the absence of contrary in-structions, to vote all proxies on behalf of the shareholders for the election of David E. Anderson, Wayne L. Attwood, M.D. Arthur H. Bernstein, Esq., Kristianne Blake, Edmond R. Davis, Esq., John W. English, Anne V. Farrell, Michael K. Murphy, Alfred E. Osborne, Jr., Ph.D., William G. Papesh, Daniel L. Pavelich, Jay Rockey and Richard C. Yancey (each a "Nominee" and collectively, the "Nominees"). Messrs. Anderson, Bernstein, Davis, English and Osborne are currently members of the Trust's Board of Trustees. Messrs. Atwood, Murphy, Papesh, Pavelich, Rockey and Yancey and Mses. Blake and Farrell are all Direc-tors of the mutual funds advised by CRM (the "Composite Funds"), but have not previously served on the Trust's Board of Trustees.

 Shareholders of the Global Government Fund, along with the shareholders of each other series of the Trust, are entitled to vote in the election of the Trust's Trustees. If the proposed Merger by and between Global Government Fund and High Quality Bond Fund is consummated, the Global Government Fund's sepa-rate existence would be terminated and its shareholders would become share-holders of the High Quality Bond Fund, which is also a series of the Trust, and would be governed by the same Board of Trustees.

 The proposal to elect the Board of Trustees is being presented for share-holder approval pursuant to requirements of the Investment Company Act of 1940 (the "1940 Act"). Under the 1940 Act, Trustees may not fill vacancies unless at least two-thirds of the Trustees holding office after such vacancies are filled have been elected by the shareholders. Approval of this Proposal will result in a combined Board of Trustees consisting of the current Trustees of the Trust and the current Directors of the Composite Funds.

 Each of the Nominees has consented to being named in this Prospectus/Proxy Statement and to serving as a Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected.

 The Trust is organized as a business trust under the laws of The Commonwealth of Massachusetts. Under Massachusetts law, the Trust is not required to hold annual meetings. The Trust has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

 Even with the elimination of routine annual meetings, the Board of Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Trust's Master Trust Agreement. Shareholder meetings will be held, in compliance with the 1940 Act, to elect Trustees under certain circumstances. Shareholder meet-ings may also be held by the Trust for other purposes, including to approve invest-ment policy changes, a new investment advisory agreement or other matters re-quiring shareholder action under the 1940 Act.

 A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the re-moval of Trustees, in which case shareholders may receive assistance in commu-nicating with other shareholders as if the provisions contained in Section 16(c) of the 1940 Act applied.

INFORMATION REGARDING NOMINEES AND EXECUTIVE OFFICERS

 The following information is provided for each Nominee and each executive of-ficer of the Trust. It includes his or her name, position with the Trust, if so held, tenure in office, age, principal occupations or employment during the past five years, directorships/trusteeships with other companies which file reports periodically with the SEC, number of trustee positions with the regis-tered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services to which Sierra or an affiliated person of Sierra provides investment advisory or administration services, which include The Sierra Variable Trust, SAM Portfolios, SPIF and the Composite Funds (collectively, the "Fund Complex"), number of shares of the funds of the Trust beneficially owned and percentage of shares of the funds of the Trust beneficially owned. As of October 29, 1997, the Nominees as a group beneficially owned an aggregate of less than 1% of the shares of each fund of the Trust, and the Trustees and executive officers of the Trust as a group beneficially owned an aggregate of less than 1% of the shares of each fund of the Trust.

                                 ADDRESS AND BUSINESS EXPERIENCE
     NAME, AGE AND POSITION        DURING THE PAST FIVE YEARS        SHARES BENEFICIALLY
         WITH THE TRUST           (INCLUDING ALL DIRECTORSHIPS)            OWNED**
     ----------------------      -------------------------------   ------------------------
 Arthur H. Bernstein, Esq. (72) 11661 San Vicente Blvd. Suite      Global Money Fund 237
  Chairman of the Board         701,                               California Money Fund
  and Trustee since 1989.       Los Angeles, CA 90049.             5,262
                                President, Bancorp Capital         Corporate Income Fund
                                Group, Inc., 1988 to present;      406
                                President, Bancorp Venture         California Municipal
                                Capital, Inc., 1988 to present.    Fund 11
                                Trustee of 4 trusts in the Fund
                                Complex.
 David E. Anderson (70)         17960 Seabreeze Drive              California Municipal
  Trustee since 1989.           Pacific Palisades, CA 90272.       Fund 1,253
                                Retired. Formerly, President and   California Insured
                                Chief Executive Officer, GTE       Intermediate
                                California, Inc., 1979 to 1988.     Municipal Fund 498
                                Trustee of 4 trusts in the Fund    International Growth
                                Complex.                           Fund 1,261
                                                                   Short Term Global
                                                                    Government Fund 4,008
                                                                   Growth Fund 1,277
 Edmond R. Davis, Esq. (69)     550 South Hope Street,             California Money Fund
  Trustee since 1989.           21st Floor,                        101,144
                                Los Angeles, CA 90071.             Global Money Fund 17,419
                                Partner, Brobeck, Phleger &
                                Harrison (law firm) 1987 to
                                present. Trustee of 4 trusts in
                                the Fund Complex.
 John W. English (64)           50H New England Ave.               Growth and Income Fund
  Trustee since 1994.           P.O. Box 640,                      758
                                Summit, NJ 07902-0640.             International Growth
                                Retired. Formerly, Vice            Fund 717
                                President and Chief Investment
                                Officer, Ford Foundation, 1981
                                to 1993. Chairman of the Board
                                and Director, The China Fund,
                                Inc. (closed-end mutual fund),
                                1993 to present; Trustee, Retail
                                Property Trust (a company
                                providing management services
                                for shopping centers), 1994 to
                                1997; Director, The Northern
                                Trust Company's Benchmark Funds
                                (open-end mutual funds), 1994 to
                                present. Trustee of 4 trusts in
                                the Fund Complex.

                          ADDRESS AND BUSINESS EXPERIENCE
 NAME, AGE AND POSITION      DURING THE PAST FIVE YEARS      SHARES BENEFICIALLY
     WITH THE TRUST        (INCLUDING ALL DIRECTORSHIPS)           OWNED**
 ----------------------   -------------------------------  ------------------------
Alfred E. Osborne, Jr.,   110 Westwood Plaza, Suite C305   Global Money Fund 1,024
 Ph.D. (52)               Los Angeles, CA 90095-1481.      Corporate Income Fund
 Trustee since 1996.      Professor, The Anderson School   638
                          and Director, The Harold Price   Growth and Income Fund
                          Center for Entrepreneurial       286
                          Studies at University of         International Growth
                          California at Los Angeles 1972   Fund 667
                          to present; Independent general  Short Term Global
                          partner, Technology Funding       Government Fund 154
                          Venture Partners V, 1990 to
                          present. Director, Times Mirror
                          Company, 1980 to present;
                          Director, United States Filter
                          Corporation, 1991 to present;
                          Director, Nordstrom, Inc., 1987
                          to present; Director, Greyhound
                          Lines, Inc., 1994 to present.
                          Trustee of 4 trusts in the Fund
                          Complex.
 Wayne L. Attwood, M.D.   2931 S. Howard                   None
 (68)                     Spokane, WA 99203.
 Nominee                  Retired. Formerly, Doctor of
                          internal medicine and
                          gastroenterology. Director of 7
                          funds in the Fund Complex.
 Kristianne Blake (43)    705 W. 7th, Suite D,             None
 Nominee                  Spokane, WA 99203.
                          President, Kristianne Gates
                          Blake, PS (accounting services).
                          Director of 7 funds in the Fund
                          Complex.
*Anne V. Farrell (62)     425 Pike Street, Suite 510,      None
 Nominee                  Seattle, WA 98101.
                          President and Chief Executive
                          Officer, The Seattle Foundation.
                          Director, Washington Mutual,
                          Inc. Director of 7 funds in the
                          Fund Complex.
*Michael K. Murphy (60)   P.O. Box 3366                    None
 Nominee                  Spokane, WA 99220.
                          Chairman and Chief Executive
                          Officer, CPM Development
                          Corporation (holding company).
                          Director, Washington Mutual,
                          Inc. Director of 7 funds in the
                          Fund Complex.
 *William G. Papesh (54)  601 W. Main Avenue               None
 Nominee                  Suite 300
                          Spokane, WA 99201.
                          President and Director, CRM and
                          Murphey Favre Securities
                          Services, Inc. Executive Vice
                          President and Director,
                          Composite Funds Distributor,
                          Inc. (the "Distributor").
                          Director of 7 funds in the Fund
                          Complex.
 Daniel L. Pavelich (53)  Two Prudential Plaza             None
 Nominee                  180 North Stetson Avenue
                          Suite 4300
                          Chicago, IL 60601.
                          Chairman and Chief Executive
                          Office, BDO Seidman (accounting
                          and consulting). Director of 7
                          funds in the Fund Complex.
 Jay Rockey (69)          2121 Fifth Avenue                None
 Nominee                  Seattle, WA 98121.
                          Chairman and Chief Executive
                          Officer, The Rockey Company
                          (public relations). Director of
                          7 funds in the Fund Complex.
 Richard C. Yancey (71)   535 Madison Avenue               None
 Nominee                  New York, NY 10022.
                          Senior Advisor, Dillon, Read &
                          Co., Inc. (broker/dealer and
                          investment advisor). Director of
                          7 funds in the Fund Complex.

                                 ADDRESS AND BUSINESS EXPERIENCE
    NAME, AGE AND POSITION          DURING THE PAST FIVE YEARS
        WITH THE TRUST            (INCLUDING ALL DIRECTORSHIPS)
    ----------------------       -------------------------------
 Keith B. Pipes (41)            9301 Corbin Avenue
 President and Chief            Suite 333
 Executive Officer              Northridge, CA 91324.
                                Senior Vice President, Chief
                                Financial Officer and Secretary,
                                Sierra Capital Management
                                Corporation, 1988 to 1997; Chief
                                Financial Officer, Secretary and
                                Treasurer, Sierra Fund
                                Administration Corporation, 1988
                                to 1997; Executive Vice President
                                and Secretary, Sierra 1988 to
                                1997; Senior Vice President,
                                Chief Financial Officer and
                                Secretary, Sierra Investment
                                Services, 1992 to 1997.
 Michael D. Goth (52)           9301 Corbin Avenue
 Senior Vice President          Suite 333
                                Northridge, CA 91324.
                                Chief Operating Officer, Sierra,
                                1991 to present.
 Stephen C. Scott (52)          9301 Corbin Avenue
 Senior Vice President          Suite 333
                                Northridge, CA 91324.
                                President and Chief Investment
                                Officer, Sierra, 1988 to present;
                                Senior Vice President and Chief
                                Investment Officer, Sierra
                                Services, 1996 to present.
 Craig M. Miller (38)           9301 Corbin Avenue
 Treasurer and Chief Financial  Suite 333
 Officer                        Northridge, CA 9132.
                                Vice President and Controller,
                                Sierra Capital Management
                                Corporation, Sierra Fund
                                Administration Corporation and
                                Sierra Services, 1993 to present;
                                Audit Manager, Coopers & Lybrand,
                                L.L.P., 1987 to 1993.
 Richard W. Grant (52)          2000 One Logan Square
 Secretary                      Philadelphia, PA 19103.
                                Partner, Morgan, Lewis & Bockius
                                LLP (law firm), 1989 to present.

* Denotes Trustee or a Nominee who is an "interested person" of the Trust as defined in the 1940 Act.
** This information has been provided by each Nominee, and does not include shares owned indirectly through the SAM Portfolios.

COMPENSATION OF TRUSTEES

 Each Trustee who is not an "interested person" of the Trust receives an ag-gregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meet-
ings) from the Funds and all of the funds in the Fund Complex for which he or she serves. The Trust pays each Trustee who is not a director, officer or em-ployee of Washington Mutual, Inc., Sierra Services, Sierra, the sub-advisors to the Trust or First Data Investor Services Group, Inc., or any of their af-filiates, $7,500 per annum plus $1,500 per board meeting attended, $1,000 per Audit and/or Nominating Committee meeting attended and reimbursement for travel and out-of-pocket expenses. Since December 1996, Mr. Bernstein, Chair-man of the Trust, has received one and a half times the Trustee's compensation described above. The Chairman of the Audit Committee receives $1,500 per Audit Committee meeting attended. Officers of the Trust receive no direct remunera-tion in such capacity from the Trust. Officers of the Trust who are employees of Sierra or its affiliates may be considered to have received remuneration indirectly.
 Pursuant to an exemptive order granted by the SEC, the Trust's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer re-ceipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees that have deferred accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under the Plan are funded and any payments to plan participants are paid solely out of the Trust's assets.

 The aggregate compensation payable by the Trust to each of the Trust's Trust-ees serving during the fiscal year ended June 30, 1997 is set forth in the compensation table below. The aggregate compensation payable to such Trustees during the fiscal year ended June 30, 1997 by the Fund Complex is also set forth in the compensation table below.

COMPENSATION TABLE

                             AGGREGATE        PENSION OR            TOTAL COMPENSATION
                           COMPENSATION   RETIREMENT BENEFITS         FROM THE TRUST
                              PAYABLE       ACCRUED AS PART          AND FUND COMPLEX
   NAME AND POSITION      FROM THE TRUST*  OF FUND EXPENSES         PAYABLE TO TRUSTEES
   -----------------      --------------- ------------------- -------------------------------
Arthur H. Bernstein,
 Trustee**                    $22,938             $ 0         $54,063 for service on 4 boards
David E. Anderson,
 Trustee                       18,000               0          42,000 for service on 4 boards
Edmond R. Davis, Trustee       18,000               0          42,000 for service on 4 boards
John W. English, Trustee       18,000               0          42,000 for service on 4 boards
Alfred E. Osborne, Jr.,
 Trustee                       18,000               0          42,000 for service on 4 boards
---------------------------------------------------------------------------------------------

  * Sierra reimbursed the Trust for the cost, including trustee fees, of all special meetings held with regard to contemplation of the sale of Sierra Capital Management Corporation, as well as the Washington Mutual/Great Western Merger.
 ** Mr. Bernstein defers all compensation received from the Trust pursuant to the deferred compensation plan.

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

 There were fifteen meetings of the Board of Trustees held during the fiscal year ended June 30, 1997. In such fiscal year, all Trustees attended at least 75% of the meetings of the Board of Trustees.

 The Board of Trustees has an Audit Committee. The Audit Committee makes rec-ommendations to the full Board of Trustees with respect to the engagement of independent accountants and reviews the results of the audit engagement and matters having a material effect on the Fund's financial operations with the independent accountants. The members of the Audit Committee during the fiscal year ended June 30, 1997, were Messrs. Bernstein (Chairman), Anderson, Davis, English and Osborne, each of whom is not an "interested person" within the meaning of the 1940 Act. The Audit Committee met once during the fiscal year ended June 30, 1997 and all members attended the meeting.

 The Board of Trustees has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Trustees with respect to candidates for the Board of Trustees. The members of the Nominating Committee during the fiscal year ended June 30, 1997, were Messrs. Cerini (Mr. Cerini resigned as a Trustee of the Trust effective May 29, 1997), Anderson, Bernstein, Davis, Os-borne and English, each of whom, with the exception of Mr. Cerini, is not an "interested person" within the meaning of the 1940 Act. The Nominating Commit-tee did not meet during the fiscal year ended June 30, 1997, and all members attended the meeting held on October 27 and 28, 1997.

BOARD APPROVAL OF THE ELECTION OF TRUSTEES

 At a meeting of the Board of Trustees held October 27-28, 1997, the Board of Trustees unanimously recommended that shareholders vote FOR each of the Nomi-nees for Trustee named herein. In recommending that shareholders elect the Nominees as Trustees of the Trust, the Board considered the Nominees' experi-ence and qualifications. In particular, the Board took into account the fact that each Nominee who has not previously served on the Board of Trustees of the Trust has previous experience serving on the Board of Directors of the various Composite Funds.

SHAREHOLDER APPROVAL OF THE ELECTION OF TRUSTEES

 The election of the Trustees requires the affirmative vote of a plurality of all votes cast at the Meeting, provided that a majority of the shares entitled to vote are present in person or by proxy at the Meeting. If your shares are represented at the meeting but you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of the Trust, the Board of Trustees will consider alternative nominations.

 THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF THE GLOBAL GOVERNMENT FUND VOTE FOR THE ELECTION OF THE NOMINEES AS TRUSTEES OF
                            ---
THE TRUST.

-------------------------------------------------------------------------------
PROPOSAL 2:
APPROVAL OR DISAPPROVAL OF AGREEMENT
AND PLAN OF REORGANIZATION

 The shareholders of the Global Government Fund are being asked to approve or disapprove the Merger between the Global Government Fund and the High Quality Bond Fund. The Merger is proposed to take place pursuant to an Agreement and Plan of Reorganization between the Global Government Fund and the High Quality Bond Fund (the "Agreement"), the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

 The Agreement provides, among other things, for the transfer of all of the assets of the Global Government Fund to the High Quality Bond Fund in exchange for (i) the assumption by the High Quality Bond Fund of all of the liabilities of the Global Government Fund and (ii) the issuance to the Global Government Fund of the Class A, Class B, Class I and Class S Merger Shares, the number of which will be calculated based on the value of the net assets attributable to the Class A, Class B, Class I and Class S shares, respectively, of the Global Government Fund acquired by the High Quality Bond Fund and the net asset value per Class A, Class B, Class I and Class S share of the High Quality Bond Fund, all as more fully described below under "Information About the Merger."

 After receipt of the Merger Shares, the Global Government Fund will cause the Class A Merger Shares to be distributed to its Class A shareholders, the Class B Merger Shares to be distributed to its Class B shareholders, the Class I Merger Shares to be distributed to its Class I shareholders and the Class S Merger Shares to be distributed to its Class S shareholders, in complete liq-uidation of the Global Government Fund. Each shareholder of the Global Govern-ment Fund will receive a number of full and fractional Class A, Class B, Class I or Class S Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Class A, Class B, Class I or Class S Global Government Fund shares, as the case may be.

 TRUSTEES' RECOMMENDATION. The Trustees of the Trust have voted unanimously to approve the proposed Merger by and between the Global Government Fund and High Quality Bond Fund and to recommend that shareholders of the Global Government Fund also approve the Merger for such Fund.

 REQUIRED SHAREHOLDER VOTE. Approval of the proposed Merger will require the affirmative vote of the lesser of (A) 67% or more of the Class A, Class B, Class I and Class S shares of the Global Government Fund present or repre-sented at the Meeting, voting together as a single class, if the holders of more than 50% of the outstanding Class A, Class B, Class I and Class S shares are present or represented by proxy at the Meeting, or (B) more than 50% of the outstanding Class A, Class B, Class I and Class S shares of the Global Government Fund, voting together as a single class.

 A shareholder of the Global Government Fund objecting to the proposed Merger is not entitled under either Massachusetts law or the Trust's Master Trust Agreement (the "Sierra Declaration of Trust") to demand payment for or an ap-praisal of his or her Global Government Fund shares if the Merger is consum-mated over his or her objection. Shareholders may, however, redeem their shares at any time prior to the Merger, and if the Merger is consummated, shareholders will still be free at any time to redeem their Merger Shares, in each case for cash at net asset value at the time of such redemption, less any applicable CDSC, or to exchange their Merger Shares for shares of the same class of other funds offered by the Trust, SAM Portfolios or SPIF or, begin-ning in the second quarter of 1998, certain other funds advised by CRM, at net asset value at the time of such exchange.

BACKGROUND AND REASONS FOR THE PROPOSED MERGERS

 The Trustees of the Global Government Fund, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), have de-termined that the Merger would be in the best interests of each Fund, and that the interests of each Fund's shareholders would not be diluted as a result of effecting the Merger. At a meeting held on October 27-28, 1997, the Trustees unanimously approved the proposed Merger and recommended its approval by shareholders. Before reaching its conclusions, the Trust's Board of Trustees conducted an extensive "due diligence" review. Among other things, the Board received reports from counsel and independent experts hired to evaluate the Merger. Furthermore, the Trustees took into ac-count the capital loss carry-forwards and the unrealized capital appreciation in the Funds, in each case as a percentage of the Fund's total net assets. Those percentages as of June 30, 1997 were as follows:

                                   CAPITAL LOSS                UNREALIZED CAPITAL
                               CARRY-FORWARDS (AS A        APPRECIATION (DEPRECIATION)
                          PERCENTAGE OF TOTAL NET ASSETS) (AS A PERCENTAGE OF TOTAL NET
          FUND                   ON JUNE 30, 1997           ASSETS) ON JUNE 30, 1997
          ----            ------------------------------- -----------------------------
Global Government Fund..               4.05%                          (2.75)%
High Quality Bond Fund..               8.17%                            .50%

    -------------------------------------------------------------------

 The principal reasons why the Trustees are recommending the Merger, and the overall restructuring of the Composite/Sierra Mutual Funds as discussed on page 4, are as follows:

  (i) DECREASED OR UNCHANGED OVERALL EXPENSES. The Merger is expected to re-sult in aggregate operating expenses that, absent any waiver of management fees, would be lower than those currently borne by the Global Government Fund, as described more fully in the Overview under "Operating Expenses." Furthermore, CRM has voluntarily undertaken to waive a portion of its manage-ment fee, if necessary, to limit the expenses of the High Quality Bond Fund at least through the end of 1998 as described more fully in the Overview un-der "Operating Expenses." Of course, there can be no assurance that the Merger will result in savings in operating expenses to shareholders.

  (ii) CRM'S BUSINESS PLAN FOR THE COMPOSITE/ SIERRA FUNDS. Washington Mutual has decided to consolidate the investment advisory businesses of Sierra and CRM and has recommended the consolidation of the Sierra Funds and the Compos-ite Funds. In accepting this recommendation, the Trustees considered the re-sources of Washington Mutual and its affiliates that would be made available to CRM. The Trustees also considered CRM's experience as adviser and service provider to the Composite Funds.

  (iii) APPROPRIATE INVESTMENT OBJECTIVES, DIVERSIFICATION, ETC. The invest-ment objectives, policies and restrictions of the High Quality Bond Fund are compatible with those of the Global Government Fund, and the Trustees believe that an investment in shares of the High Quality Bond Fund (whose portfolio will have been combined with that of the Global Government Fund) will provide shareholders with an investment opportunity comparable to that currently af-forded by the Global Government Fund, with the potential for reduced invest-ment risk because of the opportunities for additional diversification of portfolio investments through increased Fund assets.

  (iv) LARGER, MORE INTEGRATED FUND COMPLEX. The Merger will allow the share-holders of the Global Government Fund to enjoy the benefits of the overall restructuring of the Composite/Sierra Mutual Funds. Commencing in the second quarter of 1998, the restructuring of the Composite/Sierra Mutual Funds will give shareholders broader exchange privileges among funds.

INFORMATION ABOUT THE MERGER

 AGREEMENT AND PLAN OF REORGANIZATION. The proposed Agreement and Plan of Re-organization provides that the High Quality Bond Fund will acquire all of the assets of the Global Government Fund in exchange for the assumption by the High Quality Bond Fund of all of the liabilities of the Global Government Fund and for the issuance of the Class A, Class B, Class I and Class S Merger Shares, all as of the Exchange Date (defined in the Agreement to be December 26, 1997 or such other date as may be agreed upon by the Funds). The following description of the Agreement is qualified in its entirety by the full text of the Agreement, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.

 The Global Government Fund will sell all of its assets to the High Quality Bond Fund, and, in exchange, the High Quality Bond Fund will assume all of the liabilities of the Global Government Fund and deliver to the Global Government Fund (i) a number of full and fractional Class A Merger Shares having an ag-gregate net asset value equal to the value of the assets of the Global Govern-ment Fund attributable to its Class A shares, less the value of the liabili-ties of the Global Government Fund assumed by the High Quality Bond Fund at-tributable to the Class A shares of the Global Government Fund, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of assets of the

Global Government Fund attributable to its Class B shares, less the value of the liabilities of the Global Government Fund assumed by the High Quality Bond Fund attributable to the Class B shares of the Global Government Fund, (iii) a number of full and factional Class I Merger Shares having an aggregate net as-set value equal to the value of the assets of the Global Government Fund at-tributable to its Class I shares, less the value of the liabilities of the Global Government Fund assumed by the High Quality Bond Fund attributable to the Class I shares of the Global Government Fund and (iv) a number of full and fractional Class S Merger Shares having an aggregate net asset value equal to the value of assets of the Global Government Fund attributable to its Class S shares, less the value of the liabilities of the Global Government Fund as-sumed by the High Quality Bond Fund attributable to the Class S shares of the Global Government Fund.

 Immediately following the Exchange Date, the Global Government Fund will dis-tribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by the Global Government Fund, with Class A Merger Shares being distributed to holders of Class A shares of the Global Government Fund, Class B Merger Shares being dis-tributed to holders of Class B shares of the Global Government Fund, Class I Merger Shares being distributed to holders of Class I shares of the Global Government Fund and Class S Merger Shares being distributed to holders of Class S shares of the Global Government Fund. As a result of the proposed transaction, each holder of Class A, Class B, Class I and Class S shares of the Global Government Fund will receive a number of Class A, Class B, Class I and Class S Merger Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B, Class I and Class S shares, respectively, of the Global Government Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the High Quality Bond Fund in the names of the Global Government Fund shareholders, each account representing the respective number of full and fractional Class A, Class B, Class I and Class S Merger Shares due such shareholder. Certifi-cates for Merger Shares will not be issued.

 The consummation of the Merger is subject to the conditions set forth in the Agreement, any of which may be waived. The Agreement may be terminated and the Merger abandoned at any time, before or after approval by the shareholders of the Global Government Fund, prior to the Exchange Date, by mutual consent of the Global Government Fund and the High Quality Bond Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party. The Agreement provides that the Merger need not be consummated if the Trustees of the Trust shall have concluded in good faith, prior to the Exchange Date, that the Merger would not be in the best interests of the Global Government Fund's shareholders.

 All legal and accounting fees and expenses, printing and other fees and ex-penses (other than portfolio transfer taxes (if any), brokerage and other sim-ilar expenses, all of which will be borne by the relevant Fund) incurred in connection with the consummation of the transactions contemplated by the Agreement will be borne by CRM and/or its affiliates. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regu-lated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

 DESCRIPTION OF THE MERGER SHARES. Full and fractional Merger Shares will be issued to the Global Government Fund's shareholders in accordance with the procedure under the Agreement as described above. The Merger Shares are Class A, Class B, Class I and Class S shares of the High Quality Bond Fund, which have characteristics identical to those of the corresponding class of the Global Government Fund shares with respect to sales charges, CDSCs, conversion and 12b-1 servicing and distribution fees. Investors purchasing Class A shares of the High Quality Bond Fund generally pay a sales charge of up to 3.50% at the time of purchase, but Global Government Fund shareholders receiving Class A Merger Shares in the Merger will not pay a sales charge on such shares. Class A shares of the High Quality Bond Fund are generally not subject to re-demption fees, except that a $5.00 ($10.00 following the Merger) fee may be charged for each wire transfer if shares are redeemed by wire transfer to a shareholder's pre-authorized bank account. Certain investors who purchase Class A shares at net asset value based on a purchase amount of $1 million or more may be subject to a 1.0% CDSC on redemp-tions within one year of purchase or a 0.5% CDSC on redemptions after 1 year but within two years of purchase. Class A shares purchased through a qualified 401(k) or 403(b) plan may, in certain circumstances, be subject to a CDSC of 1.0% if the shares are redeemed within two years of their initial purchase. Class A shares of the High Quality Bond Fund are generally subject to a 12b-1 servicing fee at the annual rate of 0.25% of the net assets attributable to the Fund's Class A shares. Class B shares of the High Quality Bond Fund are sold without a front end sales charge, but are subject to a CDSC of up to 4% if redeemed within four years of original purchase. Class S shares of the High Quality Bond Fund are sold without a front end sales charge, but are subject to a CDSC of up to 4% if redeemed within six years of original purchase. Both Class B and Class S shares of the High Quality Bond Fund are also subject to 12b-1 distribution and servicing fees at the annual rates of 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class B or Class S shares. Class I shares of the High Quality Bond Fund (which are available for purchase only by the SAM Portfolios and are not sold directly to investors) are sold without a front-end sales load or CDSC, are not subject to 12b-1 fees and do not convert into any other class of shares. For purposes of determining the CDSC payable on redemption of Class A, Class B or Class S Merger Shares received by holders of Class A, Class B or Class S shares of the Global Government Fund, as well as the conversion date of Class B and Class S Merger Shares, such shares will be treated as having been purchased as of the dates that, and for the price (adjusted to reflect the Merger) at which, such shareholders originally purchased their Class A, Class B or Class S shares, as the case may be, of the Global Government Fund, and the CDSC will be applied at the same rate as was in effect for the Global Government Fund at the time the shares of the Global Government Fund were originally purchased.

 CERTAIN PAYMENTS BY THE DISTRIBUTOR. In connection with the sale of Class B and Class S shares of both the Global Government Fund and the High Quality Bond Fund, Sierra Services pays commissions to broker-dealers from its own as-sets that it expects to recover over time through the receipt of distribution fees in connection with both the Global Government Fund's and the High Quality Bond Fund's Class B and Class S shares and the receipt of any CDSC on Class B and Class S shares. The total amount of such commissions paid by Sierra Serv-ices with respect to the Global Government Fund before the consummation of the proposed Merger will likely exceed the amounts recovered by Sierra Services by that time. Such unrecovered amounts do not represent a liability of the Global Government Fund and, consequently, the High Quality Bond Fund will not assume any such liability in connection with the consummation of the Merger. However, to the extent Sierra Services has not fully recovered such commissions before the consummation of the proposed Merger, it is anticipated that the Trustees will consider such unrecovered amounts, among other factors, in determining whether to continue payments of distribution fees in the future with respect to Class B and Class S shares of the High Quality Bond Fund.

 As of June 30, 1997, the expenses incurred by Sierra Services in distributing shares of the Trust were approximately $881,247 in excess of payments under the Trust's Distribution and Servicing Plan with respect to Class B shares and $605,875 in excess of payments under the Trust's Distribution and Servicing Plan with respect to Class S shares.

 DECLARATION OF TRUST. Each of the Merger Shares will be fully paid and nonas-sessable by the High Quality Bond Fund when issued, will be transferable with-out restriction, and will have no preemptive or conversion rights, except that Class B and Class S Merger Shares convert automatically into Class A shares as described above. The Sierra Declaration of Trust permits the Trust to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such se-ries, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The High Quality Bond Fund's shares are currently divided into four classes: Class A, Class B, Class I and Class S.

 Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obliga-tions of the trust. However, the Sierra Declaration of Trust disclaims share-holder liability for acts or obligations of the Trust and/or the High Quality Bond Fund and requires that notice of such disclaimer be given in each agree-ment, undertaking or obligation entered into or executed by the Trust, the High Quality Bond Fund or the Trust's Trustees. The Sierra Declaration of Trust provides for indemnification out of the High Quality Bond Fund's prop-erty for all loss and expense of any shareholder held personally liable for the obligations of the High Quality Bond Fund. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which the High Qual-ity Bond Fund would be unable to meet its obligations. The likelihood of such a circumstance is considered remote. The shareholders of the Global Government Fund are currently subject to the same risk of shareholder liability under Massachusetts law and the Sierra Declaration of Trust.

 The Sierra Declaration of Trust provides that Trustees may be removed by two-thirds vote of the Trustees or by vote of shareholders holding at least two-thirds of the outstanding shares of the Trust. In addition, the Sierra Decla-ration of Trust provides that shareholders holding 10% or more of the out-standing shares of the Trust may call a meeting of shareholders to consider the removal of any Trustee.

 The Sierra Declaration of Trust provides that the liquidation of any fund, including the Global Government Fund, requires the approval not only of a ma-jority of the Trustees, but also of a "majority of the outstanding voting se-curities" of the fund, as defined in the 1940 Act, which means the lesser of
(A) 67% or more of the shares of the fund present at a meeting, if the holders of more than 50% of the outstanding shares of the fund are present or repre-sented by proxy, or (B) more than 50% of the outstanding shares of the fund. The Sierra Declaration of Trust provides that the Trust may be terminated only by both the vote of a majority of the outstanding voting securities of each fund and the vote of a majority of the Trustees.

 The Sierra Declaration of Trust provides that a quorum for a meeting of shareholders is a majority of the shares entitled to vote at the meeting.

 CAPITALIZATION. The following table shows the capitalization of the High Quality Bond Fund and the Global Government Fund as of June 30, 1997, and of the High Quality Bond Fund on a pro forma basis as of such date, giving effect to the proposed acquisition by the High Quality Bond Fund of the assets and liabilities of the Global Government Fund at net asset value:
                                 JUNE 30, 1997

                                                                   HIGH QUALITY
                                                                    BOND FUND:
                                    HIGH QUALITY GLOBAL GOVERNMENT  PRO FORMA
                                     BOND FUND         FUND          COMBINED
                                    ------------ ----------------- ------------
-------------------------------------------------------------------------------
Net Assets (000's omitted)
  Class A..........................   $13,685         $44,256        $57,941
  Class B..........................     2,994           2,331          5,325
  Class I..........................     2,752           3,734          6,486
  Class S..........................       800             474          1,274
-------------------------------------------------------------------------------
Shares outstanding (000's omitted)
  Class A..........................     5,898          19,253         24,972
  Class B..........................     1,290           1,014          2,295
  Class I..........................     1,186           1,624          2,795
  Class S..........................       345             206            549
-------------------------------------------------------------------------------
Net asset value per share
  Class A*.........................   $  2.32         $  2.30        $  2.32
  Class B*.........................      2.32            2.30           2.32
  Class I..........................      2.32            2.30           2.32
  Class S*.........................      2.32            2.30           2.32
-------------------------------------------------------------------------------

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 Because the Agreement provides that the High Quality Bond Fund will be the surviving Fund following the Merger and because the High Quality Bond Fund's investment objective and policies will remain unchanged, the pro forma finan-cial statements reflect the transfer of the assets and liabilities of the Global Government Fund to the High Quality Bond Fund as contemplated by the Agreement.

-------------------------------------------------------------------------------
INFORMATION ABOUT THE FUNDS

 Other information regarding the Global Government Fund and the High Quality Bond Fund, including information with respect to their investment objectives, policies and restrictions and financial history may be found in the ac-companying Prospectus, as well as the Merger SAI, the SAI and the Annual Re-port, which are available upon request by calling 1-800-222-5852. To the ex-tent that any information in respect of the Global Government Fund or the High Quality Bond Fund found in any such document is inconsistent with the informa-tion contained in this Prospectus/Proxy Statement, this Prospectus/ Proxy Statement should be deemed to supersede such other document. Certain informa-tion and commentary from the Annual Report relating to the High Quality Bond Fund is recent investment performance is set forth in Appendix B to this Prospectus/Proxy Statement.

 Proxy reports, proxy materials and information statements and other informa-tion filed by the Trust with respect to the Funds can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; 7 World Trade Center, Suite 1300, New York, New York 10048; and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be ob-tained from the Public Reference Branch, Office of Consumer Affairs and Infor-mation Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

-------------------------------------------------------------------------------
VOTING INFORMATION

 RECORD DATE, QUORUM AND METHOD OF TABULATION. Shareholders of record of the Global Government Fund at the close of business on October 29, 1997 (the "Rec-ord Date") will be entitled to notice of and to vote at the Meeting or any ad-journment thereof. The holders of a majority of the Class A, Class B, Class I and Class S shares of the Global Government Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders are entitled to one vote for each share held, with fractional shares voting proportionally. Class A, Class B, Class I and Class S shareholders of the Global Government Fund vote to-gether as a single class in connection with the approval or disapproval of the Merger. Only shareholders of the Global Government Fund will vote on the ap-proval or disapproval of the Merger. Shareholders of all of the funds of the Trust will vote together as a single class on the election of the Trust's Board of Trustees.

 Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of de-termining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instruc-tions have not been received from the beneficial owners or the persons enti-tled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. So long as a quorum is present, abstentions and broker non-votes have the effect of negative votes on the Proposal relating to the Merger, and no effect on the election of Trustees. Class I shares of the Global Government Fund which are held by SAM Portfolios are required to be voted for, voted against or withheld from voting on each Proposal in the same proportion as are the other outstand-ing shares of the Global Government Fund.

 SHARES OUTSTANDING AND BENEFICIAL OWNERSHIP. As of the Record Date, as shown on the books of the Trust, there were issued and outstanding the follow-ing number of shares of beneficial interest of each class of the Global Gov-ernment Fund:


   CLASS A             CLASS B             CLASS I               CLASS S
--------------      -------------        -----------           -----------
16,894,819.119      1,003,194.975        715,048.417           265,465.620

 As of the Record Date, the officers and Trustees of the Trust as a group ben-eficially owned less than 1% of the outstanding shares of each class of the Global Government Fund. As of the Record Date, to the best of the knowledge of the Trust, no persons owned of record or beneficially 5% or more of the out-standing shares of the Global Government Fund or the High Quality Bond Fund.

 SOLICITATION OF PROXIES. Solicitation of proxies by personal interview, mail, and telephone, may be made by officers and Trustees of the Trust and employees of Sierra and CRM and their affiliates. In addition, the firm of D.F. King & Co., Inc. ("D.F. King") has been retained to assist in the solicitation of proxies. The costs for solicitation of proxies, like the other costs associ-ated with the overall restructuring of the Composite/Sierra Mutual Funds, will be borne by CRM and/or its affiliates. See "Information About the Merger."

 D.F. King may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to au-thenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. Shareholders voting by telephone would be asked for their social security number or other identifying information and would be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the share-holders' instructions have been recorded correctly they will receive a confir-mation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Prospectus/Proxy Statement and may vote by mail using the enclosed proxy card. Shareholders may contact D.F. King at 1-800-848-3374.

 REVOCATION OF PROXIES. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Trust's Secretary at the principal office of the Trust at P.O. Box 5118, Westboro, Massachusetts 01581) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revo-cation to the Secretary of the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the election of all of the Nominees to the Trust's Board of Trustees (set forth in Proposal 1 of the Notice of Meeting) and FOR the proposal (set forth in Proposal 2 of the Notice of Meeting) to implement the Merger with respect to the Global Government Fund.

 SHAREHOLDER PROPOSALS AT FUTURE MEETINGS OF SHAREHOLDERS. The Sierra Declara-tion of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting for shareholders in 1997 or 1998. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Global Government Fund's shareholders must be re-ceived by the Trust a reasonable period of time prior to any such meeting. If the Merger is consummated, the Global Government Fund's existence will termi-nate in December 1997 or shortly thereafter, after which there would be no meetings of the shareholders of the Global Government Fund.

 ADJOURNMENT. If sufficient votes in favor of either proposal are not received by the time scheduled for the Meeting, the persons named as proxies may pro-pose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a plurality of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. If the Meeting is adjourned only with respect to one proposal, any other proposal may still be acted upon by the shareholders. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

November 14, 1997

                                  APPENDIX A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 This Agreement and Plan of Reorganization (the "Agreement") is made as of No-
vember    , 1997 in    ,   , by and between the Sierra Trust Funds, a Massa-
chusetts business trust (the "Sierra Trust") on behalf of its Short Term Global Government Fund series (the "Acquired Fund"), and the Sierra Trust, on behalf of its Short Term High Quality Bond Fund series (the "Acquiring Fund").

PLAN OF REORGANIZATION

 (a) The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its prop-erties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the "Class A Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B shares of beneficial inter-est of the Acquiring Fund (the "Class B Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attrib-utable to Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund at-tributable to Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iii) a number of full and fractional Class I shares of beneficial interest of the Acquiring Fund (the "Class I Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class I shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class I shares of the Acquired Fund assumed by the Ac-quiring Fund on that date and (iv) a number of full and fractional Class S shares of beneficial interest of the Acquiring Fund (the "Class S Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class S shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabili-ties of the Acquired Fund attributable to Class S shares of the Acquired Fund assumed by the Acquiring Fund on that date. (The Class A Merger Shares, the Class B Merger Shares, the Class I Merger Shares and the Class S Merger Shares shall be referred to collectively as the "Merger Shares.")

 (b) Upon consummation of the transactions described in paragraph (a) of this Agreement, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B, Class I and Class S shareholders of record as of the Ex-change Date the Class A, Class B, Class I and Class S Merger Shares of the Ac-quiring Fund, each such shareholder being entitled to receive that proportion of such Class A, Class B, Class I and Class S Merger Shares which the number of Class A, Class B, Class I and Class S shares of beneficial interest of the Acquired Fund held by such shareholder bears to the number of Class A, Class B, Class I and Class S shares of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

 (c) As promptly as practicable after the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Declaration of Trust of the Sierra Trust, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Ac-quired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is liquidated.

AGREEMENT

 The Acquiring Fund and the Acquired Fund agree as follows:

 1. Representations, Warranties and Agreements of the Acquiring Fund. The Ac-quiring Fund represents and warrants to and agrees with the Acquired Fund that:

  a. The Acquiring Fund is a series of shares of the Sierra Trust, a Massachu-setts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Sierra Trust is qualified as a foreign association in every jurisdiction where re-quired, except to the extent that failure to so qualify would not have a ma-terial adverse effect on the Sierra Trust. Each of the Sierra Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

  b. The Sierra Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

  c. A statement of assets and liabilities, statements of operations, state-ments of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the year ended June 30, 1997 have been furnished to the Acquired Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Ac-quiring Fund as of the their date and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with gen-erally accepted accounting principles.

  d. The current prospectus and statement of additional information of the Si-erra Trust, each dated October 31, 1997 (collectively, the "Sierra Prospec-tus"), which has previously been furnished to the Acquired Fund, did not as of such date and does not contain as of the date hereof, with respect to the Sierra Trust and the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

  e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Sierra Trust or the Acquiring Fund, threatened against the Sierra Trust or the Acquiring Fund, which assert liability on the part of the Sierra Trust or the Acquiring Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely af-fects its business or its ability to consummate the transactions herein con-templated.

  f. The Acquiring Fund has no known liabilities of a material nature, contin-gent or otherwise, other than those shown belonging to it on its statement of assets and liabilities as of June 30, 1997, those incurred in the ordinary course of its business as an investment company since June 30, 1997 and those to be assumed pursuant to this Agreement. Prior to the Exchange Date, the Ac-quiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 1997, whether or not incurred in the ordinary course of business.

  g. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the Sierra Trust's officers, are required to be filed by the Acquiring Fund and have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no ques-tion with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

  h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state se-curities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

  i. The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the Sierra Trust on Form N-14 on behalf of the Acquiring

 Fund and relating to the Merger Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund shareholders referred to in Section 7(a) herein (together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the effective date of the Registration Statement, (i) will comply in all ma-terial respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact re-quired to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Sec-tion 7(a) and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or sup-plements filed with the Commission by the Sierra Trust, and the Acquired Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to state-ments in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information fur-nished in writing by the Acquired Fund to the Acquiring Fund or the Sierra Trust specifically for use in the Registration Statement or the Acquired Fund Proxy Statement.

  j. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Sierra Prospectus, the Registration Statement or the Acquired Fund Proxy Statement.

  k. All of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all ap-plicable federal and state securities laws (including any applicable exemp-tions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

  l. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

  m. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

  n. The Merger Shares to be issued to the Acquired Fund have been duly autho-rized and, when issued and delivered pursuant to this Agreement, will be le-gally and validly issued and will be fully paid and non-assessable by the Ac-quiring Fund, and no shareholder of the Acquiring Fund will have any preemp-tive right of subscription or purchase in respect thereof.

  o. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date all issued and outstanding shares of the Acquiring Fund will be, duly authorized, validly issued, fully paid and non-assessable by the Ac-quiring Fund. The Acquiring Fund does not have outstanding any options, war-rants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

 2. Representations, Warranties and Agreements of the Acquired Fund. The Ac-quired Fund represents and warrants to and agrees with the Acquiring Fund that:

  a. The Acquired Fund is a series of shares of the Sierra Trust, a Massachu-setts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The Sierra Trust is qualified as a foreign association in every jurisdiction where required, except to the ex-tent that failure to so qualify would not have a material adverse effect on the Sierra Trust. Each of the Sierra Trust and the Acquired Fund has all nec-essary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

  b. The Sierra Trust is registered under the 1940 Act as an open-end manage-ment investment company, and such registration has not been revoked or re-scinded and is in full force and effect.

  c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their mar-ket values) of the Acquired Fund as of and for the year ended June 30, 1997 have been furnished to the Acquiring Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquired Fund as of their date, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period cov-ered thereby, in conformity with generally accepted accounting principles.

  d. The Sierra Prospectus, which has been previously furnished to the Acquir-ing Fund, did not contain as of such dates and does not contain, with respect to the Sierra Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or neces-sary to make the statements therein not misleading.

  e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Sierra Trust or the Acquired Fund, threatened against the Sierra Trust or the Acquired Fund, which assert liability on the part of the Sierra Trust or the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judg-ment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplat-ed.

  f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are disclosed in the Sierra Trust's registration statement on Form N-1A or the Sierra Prospectus.

  g. The Acquired Fund has no known liabilities of a material nature, contin-gent or otherwise, other than those shown on the Acquired Fund's statement of assets and liabilities as of June 30, 1997 referred to above and those in-curred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known lia-bilities and will advise the Acquiring Fund of all material liabilities, con-tingent or otherwise, incurred by it subsequent to June 30, 1997, whether or not incurred in the ordinary course of business.

  h. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of the Sierra Trust's officers, are required to be filed by the Acquired Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Ac-quired Fund have been adequately provided for on its books, and no tax defi-ciency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Reve-nue Service or by any state or local tax authority for taxes in excess of those already paid.

  i. At the Exchange Date, the Sierra Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, transfer and de-liver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Invest-ments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security inter-ests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 1997 re-ferred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

  j. No registration under the 1933 Act of any of the Investments would be re-quired if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

  k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the trans-actions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

  l. The Registration Statement and the Acquired Fund Proxy Statement, on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and
 (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meet-ing referred to in Section 7(a) and on the Exchange Date, the Acquired Fund Proxy Statement and the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Acquiring Fund to the Acquired Fund or the Sierra Trust specifically for use in the Registration Statement or the Acquired Fund Proxy Statement.

  m. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Section 851 and 852 of the Code.

  n. At the Exchange Date, the Acquired Fund will have sold such of its as-sets, if any, as are necessary to assure that, after giving effect to the ac-quisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Sec-tion 5(b)(1) of the 1940 Act and in compliance with such other mandatory in-vestment restrictions as are set forth in the Sierra Prospectus, as amended through the Exchange Date.

  o. All of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

  p. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

 3. Reorganization.

  a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund's obligation to distribute to its shareholders all of its in-vestment company taxable income and net capital gain as described in Section 8(m)), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Ac-quired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or con-tingent (including cash received by the Acquired Fund upon the liquidation by the Acquired Fund of any investments), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Ac-quired Fund, whether accrued or contingent, existing at the Valuation Time (as defined below) except for the Acquired Fund's liabilities, if any, aris-ing in connection with this Agreement. Pursuant to this Agreement, the Ac-quired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their Class A, Class B, Class I and Class S shares of the Acquired Fund.

  b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other proper-ties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

  c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

 4. Exchange Date: Valuation Time. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the lia-bilities of the Acquired Fund attributable to Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iii) a num-ber of full and fractional Class I Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class I shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class I shares of the Acquired Fund assumed by the Acquiring Fund on that date and (iv) a number of full and fractional Class S Merger Shares having an ag-gregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class S shares of the Acquired Fund transferred to the Acquir-ing Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class S shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

  a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the shares of the Acquired Fund, and the value of the liabilities attributable to the Class A, Class B, Class I and Class S shares of the Acquired Fund to be assumed by the Acquir-ing Fund, shall in each case be determined as of the Valuation Time.

  b. The net asset value of the Class A, Class B, Class I and Class S Merger Shares shall be computed in the manner set forth in the Sierra Prospectus. The value of the assets and liabilities of the Class A, Class B, Class I and Class S shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquir-ing Fund's assets and liabilities.

  c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

  d. The Acquired Fund shall distribute the Class A Merger Shares to the Class A shareholders of the Acquired Fund by furnishing written instructions to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Class A Acquired Fund shareholder in accordance with such written instructions. The Acquired Fund shall distribute the Class B Merger Shares to the Class B shareholders of the Acquired Fund by furnishing written instructions to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Class B Acquired Fund shareholder in accordance with such written instructions. The Acquired Fund shall distribute the Class I Merger Shares to the Class I shareholders of the Acquired Fund by furnishing written instructions to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Class I Acquired Fund shareholder in accordance with such written in-structions. The Acquired Fund shall distribute the Class S Merger Shares to the Class S shareholders of the Acquired Fund by furnishing written instruc-tions to the Acquiring Fund's transfer agent, which will as soon as practica-ble set up open accounts for each Class S Acquired Fund shareholder in accor-dance with such written instructions.

  e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, pursuant to this Agreement.

 5. Expenses, Fees, etc.

  a. The parties hereto understand and agree that the transactions contem-plated by this Agreement are being undertaken contemporaneously with a gen-eral restructuring and consolidation of certain of the registered investment companies advised by Composite Research & Management Co. ("CRM") and Sierra Investment Advisors Corporation and their affiliates; and that in connection therewith the costs of all such transactions are being borne by CRM. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly in-curring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

  b. In the event the transactions contemplated by this Agreement are not con-summated by reason of the Acquiring Fund's being either unwilling or unable to go forward other than by reason of the nonfulfillment or failure of any condition to the Acquiring Fund's obligations referred to in Section 7(a) or
 Section 8, the Acquiring Fund shall pay directly all reasonable fees and ex-penses incurred by the Acquired Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

  c. In the event the transactions contemplated by this Agreement are not con-summated by reason of the Acquired Fund's being either unwilling or unable to go forward other than by reason of the nonfulfillment or failure of any con-dition to the Acquired Fund's obligations referred to in Section 7(a) or Sec-tion 9, the Acquired Fund shall pay directly all reasonable fees and expenses incurred by the Acquiring Fund in connection with such transactions, includ-ing, without limitation, legal, accounting and filings fees.

  d. In the event the transactions contemplated by this Agreement are not con-summated for any reason other than (i) the Acquiring Fund's or the Acquired Fund's being either unwilling or unable to go forward or (ii) the nonfulfill-ment or failure of any condition to the Acquiring Fund's or the Acquired Fund's obligations referred to in Section 7(a), Section 8 or Section 9 of this Agreement, then each of the Acquiring Fund and the Acquired Fund shall bear all of its own expenses incurred in connection with such transactions.

  e. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, in-cluding, without limitation, consequential damages, except as specifically set forth above.

 6. Exchange Date. Delivery of the assets of the Acquired Fund to be trans-ferred, assumption of the liabilities of the Acquired Fund to be assumed and the delivery of the Merger Shares to be issued shall be made at Boston, Massa-chusetts as of December 26, 1997, or at such other date agreed to by the Ac-quiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

 7. Meetings of Shareholders; Dissolution.

  a. The Sierra Trust, on behalf of the Acquired Fund, agrees to call a meet-ing of the Acquired Fund's shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided, adopting this Agreement, and autho-rizing the liquidation and dissolution of the Acquired Fund.

  b. The Acquired Fund agrees that the liquidation and dissolution of the Ac-quired Fund will be effected in the manner provided in the Sierra Trust's Declaration of Trust in accordance with applicable law and that on and after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

  c. The Acquiring Fund has, in consultation with the Acquired Fund and based in part on information furnished by the Acquired Fund, filed the Registration Statement with the Commission. The Acquired Fund and the Acquiring Fund will cooperate with each other and will furnish to each other the information re-lating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

 8. Conditions to the Acquiring Fund's Obligations. The obligations of the Ac-quiring Fund hereunder shall be subject to the following conditions:

  a. That this Agreement shall have been adopted and the transactions contem-plated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund enti-tled to vote.

  b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values deter-mined as provided in Section 4 of this Agreement, together with a list of In-vestments with their respective tax costs, all as of the Valuation Time, cer-tified on the Acquired Fund's behalf by the Sierra Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since June 30, 1997, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

  c. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the Sierra Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and cor-rect in all material respects as if made at and as of such dates and the Ac-quired Fund has complied with all the agreements and satisfied all the condi-tions on its part to be performed or satisfied at or prior to such dates.

  d. That the Acquired Fund shall have delivered to the Acquiring Fund a let-ter from Price Waterhouse LLP dated the Exchange Date reporting on the re-sults of applying certain procedures agreed upon by the Acquiring Fund and described in such letter, which limited procedures relate to schedules of the tax provisions and qualifying tests for regulated investment companies as prepared for the fiscal year ended June 30, 1997 and the period July 1, 1997 to the Exchange Date (the latter period being based on unaudited data).

  e. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

  f. That the Acquiring Fund shall have received an opinion of Morgan, Lewis & Bockius LLP, counsel to the Acquired Fund, in form satisfactory to counsel to the Acquiring Fund, and dated the Exchange Date, to the effect that (i) the Sierra Trust is a Massachusetts business trust duly formed and is validly ex-isting under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conduct-ed; (ii) this Agreement has been duly authorized, executed and delivered by the Sierra Trust on behalf of the Acquired Fund and, assuming that the Regis-tration Statement, the Sierra Prospectus and the Acquired Fund Proxy State-ment comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Sierra Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Si-erra Trust and the Acquired Fund; (iii) the Sierra Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contem-plated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agree-ment did not, and the consummation of the transactions contemplated hereby will not, violate the Sierra Trust's Declaration of Trust or By-Laws or any provision of any agreement known to such counsel to which the Sierra Trust or the Acquired Fund is a party or by which it is bound and (v) no consent, ap-proval, authorization or order of any court or governmental authority is re-quired for the consummation by the Sierra Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been ob-tained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

  g. [Reserved]

  h. [Reserved]

  i. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limita-tions or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

  j. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been in-stituted or, to the knowledge of the Sierra Trust or the Acquiring Fund, threatened by the Commission.

  k. That the Sierra Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasona-bly necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

  l. That all actions taken by the Sierra Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

  m. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code,
 (ii) all of the Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after June 30, 1997 and on or prior to the Exchange Date (computed in each case without re-gard to any deduction for dividends paid) in each case for its taxable years ending on or after June 30, 1997 and on or prior to the Exchange Date, and
 (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the taxable year ending on June 30, 1997 and all subsequent taxable periods ending on or prior to the Exchange Date.

  n. That the Acquired Fund shall have furnished to the Acquiring Fund a cer-tificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Sierra Trust, as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

  o. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

  p. That the Acquired Fund's transfer agent shall have provided to the Ac-quiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

  q. That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applica-ble exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or its counsel are nec-essary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or its counsel, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

  r. That the Acquiring Fund shall have received from Price Waterhouse LLP a letter addressed to the Acquiring Fund dated as of the Exchange Date satis-factory in form and substance to the Acquiring Fund reporting on the results of applying limited procedures agreed upon by the Acquiring Fund and de-scribed in such letter (but not an examination in accordance with generally accepted auditing standards), which limited procedures relate as of the Valu-ation Time to the procedures customarily utilized by the Acquired Fund in valuing its assets and issuing its shares.

 9. Conditions to the Acquired Fund's Obligations. The obligations of the Ac-quired Fund hereunder shall be subject to the following conditions:

  a. That this Agreement shall have been adopted and the transactions contem-plated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund enti-tled to vote.

  b. That the Sierra Trust, on behalf of the Acquiring Fund, shall have exe-cuted and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

  c. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the Sierra Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and cor-rect in all material respects as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates; and that Sierra shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by an officer of Sierra certify-ing that as of the Valuation Time and as of the Exchange Date, to the best of Sierra's knowledge, after due inquiry, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all mate-rial respects as if made at and as of such date.

  d. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

  e. That the Acquired Fund shall have received an opinion of Morgan, Lewis & Bockius LLP, counsel to the Acquiring Fund, in form satisfactory to counsel to the Acquired Fund, and dated the Exchange Date, to the effect that (i) the Sierra Trust is a Massachusetts business trust duly formed and is validly ex-isting under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conduct-ed; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be val-idly issued and will be fully paid and non-assessable by the Sierra Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemp-tive right to subscription or purchase in respect thereof; (iii) this Agree-ment has been duly authorized, executed and delivered by the Sierra Trust on behalf of the Acquiring Fund and, assuming that the Sierra Prospectus, the Registration Statement and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, exe-cution and delivery of this Agreement by the Sierra Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Sierra Trust and the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, vio-late the Sierra Trust's Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the Sierra Trust or the Acquir-ing Fund is a party or by which it is bound; (v) no consent, approval, autho-rization or order of any court or governmental authority is required for the consummation by the Sierra Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and (vi) the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been in-stituted or are pending or contemplated under the 1933 Act. In addition, such counsel shall also state that they have participated in conferences with of-ficers and other representatives of the Acquiring Fund at which the contents of the Acquired Fund Proxy Statement and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Ac-quired Fund Proxy Statement, on the basis of the foregoing (relying as to ma-teriality to a large extent upon the opinions of officers and other repre-sentatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the portions of the Acquired Fund Proxy Statement relevant to the transfer of assets contemplated by this Agreement as of its date, as of the date of the Acquired Fund shareholders' meeting, or as of the Exchange Date, contained an untrue statement of a material fact regarding the Acquiring Fund or omitted to state a material fact required to be stated therein or necessary to make the statements therein regarding the Acquiring Fund, in light of the circumstances under which they were made, not mislead-ing. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquired Fund, contained in the Acquired Fund Proxy Statement or the Registration Statement, and may contain other customary or appropriate qualifications.

  f. [Reserved]

  g. That all actions taken by the Sierra Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and its counsel.

  h. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been in-stituted or, to the knowledge of the Sierra Trust or the Acquiring Fund, threatened by the Commission.

  i. That the Sierra Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasona-bly necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

  j. The Board of Trustees of the Trust shall not have concluded in the good faith exercise of its fiduciary duty that the transactions contemplated hereby would not be in the best interests of the shareholders of the Acquired Fund.

 10. Indemnification.

  a. The Acquired Fund will indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquir-ing Fund represented by the Merger Shares following the Exchange Date) but no other assets, the trustees and officers of the Sierra Trust (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasona-bly incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relat-ing to the Sierra Trust or the Acquired Fund contained in the Registration Statement or the Sierra Prospectus, the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a ma-terial fact relating to the Sierra Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the Sierra Trust or the Acquired Fund therein not misleading, including, without limita-tion, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or pro-ceeding, or threatened claim, action, suit or proceeding made with the con-sent of the Sierra Trust or the Acquired Fund. The Indemnified Parties will notify the Sierra Trust and the Acquired Fund in writing within ten days af-ter the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such In-demnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indem-nified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund's obligation under
 Section 10(a) to indemnify and hold harmless the Indemnified parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indem-nified Parties' first paying the same.

  b. The Acquiring Fund will indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the trustees and officers of the Si-erra Trust (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemni-fied Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Par-ties may be involved or with which any one or more of the In-demnified Parties may be threatened by reason of any untrue statement or al-leged untrue statement of a material fact relating to the Acquiring Fund con-tained in the Registration Statement, the Sierra Prospectus, the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Sierra Trust or the Ac-quiring Fund required to be stated therein or necessary to make the state-ments relating to the Sierra Trust or the Acquiring Fund therein not mislead-ing, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or pro-ceeding made with the consent of the Sierra Trust or the Acquiring Fund. The Indemnified Parties will notify the Sierra Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemni-fied parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this
 Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such clam, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquir-ing Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

 11. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund repre-sents that there is no person who has dealt with it or the Sierra Trust who by reason of such dealings is entitled to any broker's or finder's or other simi-lar fee or commission arising out of the transactions contemplated by this Agreement.

 12. Termination. The Acquired Fund and the Acquiring Fund may, by mutual con-sent of the trustees of the Sierra Trust on behalf of each Fund, terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consulta-tion with counsel and by consent of their respective trustees or an officer authorized by such trustees, may waive any condition to their respective obli-gations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by February 28, 1998, this Agreement shall auto-matically terminate on that date unless a later date is agreed to by the Ac-quired Fund and the Acquiring Fund.

 13. Rule 145. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any of any Merger Shares to any per-son who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as fol-lows:

  "THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO THE SHORT TERM HIGH QUALITY BOND FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGIS-TRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFAC-TORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund's transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

 14. Covenants, etc. Deemed Material. All covenants, agreements, representa-tions and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

 15. Sole Agreement; Amendments. This Agreement supersedes all previous corre-spondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accor-dance with and governed by the laws of The Commonwealth of Massachusetts.

 16. Declaration of Trust. A copy of the Declaration of Trust of the Sierra Trust is on file with the Secretary of State of The Commonwealth of Massachu-setts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Sierra Trust on behalf of the Acquired Fund and the on be-half Acquiring Fund, as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or share-holders of the Sierra Trust individually but are binding only upon the assets and property of the Acquired Fund and the Acquiring Fund.

      SIERRA TRUST FUNDS,

      on behalf of its Short Term Global Government Fund series

      By:
          -----------------------------------------------------------------
          Name:
          Title:

      SIERRA TRUST FUNDS,

      on behalf of its Short Term High Quality Bond Fund series

      By:
          -----------------------------------------------------------------
          Name:
          Title:

                                   APPENDIX B

                 EXCERPTS FROM SIERRA TRUST FUNDS ANNUAL REPORT
                       SHORT TERM HIGH QUALITY BOND FUND

PERFORMANCE REVIEW:

 From the Fund's inception (November 1, 1993) through June 30, 1997, the Sierra Short Term High Quality Bond Fund (Class A Shares) advanced 4.04% on an average annual total return basis, or 3.03% adjusted for the maximum sales charge. For the 12-month period ended June 30, 1997, the Fund's total return was 6.15%, or 2.44% adjusted for the maximum sales charge. The Fund's 30-day SEC yield as of June 30, 1997, was 5.86%. For additional information, including Class B and Class S share performance, see the accompanying chart.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED JUNE 30, 1997?

 The most significant factors contributing to the Fund's performance over the past 12 months were the generation of income combined with the strong perfor-mance of the Fund's corporate and mortgage-backed holdings. Although rates over the last six months rose slightly, interest rates over the entire 12-month pe-riod fell. Our focus on producing consistent income for the Fund played an im-portant role in generating positive total returns over the 12-month period.

                          [LINE GRAPH APPEARS HERE]

                                                     Fund (adjusted for      Lehman Brothers Mutual
                            Fund (not adjusted        the maximum 3.5%     Fund Short (1-5) Investment
Date                         for sales charge          sales charge)           Grade Debit Index*
-------------------------------------------------------------------------------------------------------
Inception* 11/1/93               10,005                    9,655                      10,000
                                 10,052                    9,700                       9,904
                                 10,098                    9,745                      10,046
                                 10,063                    9,711                       9,944
Mar                               9,946                    9,599                       9,831
                                  9,907                    9,561                       9,772
                                  9,915                    9,568                       9,788
Jun                               9,927                    9,580                       9,816
                                  9,981                    9,632                       9,944
                                  9,989                    9,640                       9,988
Sep                               9,993                    9,644                       9,933
                                  9,997                    9,647                       9,945
                                 10,002                    9,652                       9,888
Dec 94                            9,842                    9,497                       9,910
                                  9,851                    9,507                      10,074
                                  9,942                    9,594                      10,274
Mar                              10,036                    9,685                      10,339
                                 10,130                    9,776                      10,461
                                 10,357                    9,995                      10,730
Jun                              10,366                   10,003                      10,800
                                 10,375                   10,012                      10,828
                                 10,472                   10,105                      10,922
Sep                              10,524                   10,156                      10,993
                                 10,625                   10,253                      11,100
                                 10,726                   10,351                      11,233
Dec 95                           10,829                   10,450                      11,340
                                 10,933                   10,550                      11,458
                                 10,852                   10,472                      11,378
Mar                              10,815                   10,437                      11,331
                                 10,776                   10,399                      11,321
                                 10,786                   10,408                      11,330
Jun                              10,891                   10,509                      11,437
                                 10,951                   10,587                      11,480
                                 10,963                   10,579                      11,504
Sep                              11,069                   10,682                      11,650
                                 11,171                   10,780                      11,831
                                 11,268                   10,874                      11,962
Dec 96                           11,274                   10,879                      11,920
                                 11,278                   10,884                      11,979
                                 11,337                   10,940                      12,010
Mar                              11,349                   10,952                      11,956
                                 11,404                   11,005                      12,080
                                 11,507                   11,104                      12,177
Jun 97                           11,561                   11,156                      12,284

The performance of Class B shares and Class S shares will be less than indicated by the lines shown above for the Class A shares, based on the difference in sales loads and fees paid by Class B and Class S shareholders.

*Index total returns were calculated from 10/31/93 to 6/30/97. The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index includes all investment grade, corporate debt securities with maturities of one to five years, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

During the period noted, the Advisor (SIERRA Investment Advisors Corporation) and Administrator (SIERRA Fund Administration Corporation) waived a portion of their management fees, the Advisor absorbed other expenses, and credits were allowed by the Custodian. In the absence of the waivers and absorption of the other expenses or Custodian credits, yield and total return would have been lower.


--------------------------------------------------------------------------------
Average Annual Total Returns as of 6/30/97               6 Month          1 Year         Since Inception
                                                         -------          ------         ---------------
                                                                                        (November 1, 1993)
     Class A shares
     Fund (not adjusted for sales charge)                 2.54%            6.15%               4.04%
     Fund (adjusted for the maximum 3.5%
      sales charge)                                      -1.05%            2.44%               3.03%
     Lehman Brothers Mutual Fund Short (1-5)
      Investment Grade Debt Index*                        3.07%            7.41%               5.77%

--------------------------------------------------------------------------------

Average Annual Total Returns as of 6/30/97               6 Month          1 Year         Since Inception
                                                         -------          ------         ---------------
                                                                                         (June 30, 1994)
     Class B shares
     Fund (not adjusted for contingent deferred
      sales charge)                                       2.16%            5.37%               4.42%
     Fund (adjusted for the maximum 4% contingent
      deferred sales charge)                             -1.82%            1.37%               3.83%+
     Lehman Brothers Mutual Fund Short (1-5)
      Investment Grade Debt Index*                        3.07%            7.41%               7.76%

     Class S shares
     Fund (not adjusted for contingent deferred
     sales charge)                                        2.16%            5.37%               4.42%
     Fund (adjusted for the maximum 5% contingent
      sales charge)                                      -2.81%            0.37%               3.52%++
     Lehman Brothers Mutual Fund Short (1-5)
      Investment Grade Debt Index*                        3.07%            7.41%               7.76%

+   Adjusted for the maximum 2% CDSC for shares held since inception.
++  Adjusted for the maximum 3% CDSC for shares held since inception.

--------------------------------------------------------------------------------

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

 Over the last 12 months, the U.S. bond market exhibited moderate volatility. On June 30, 1997, the yield on the 30-year Treasury Bond was 6.78%, compared to a yield of 6.89% for the previous year. The 0.11% decrease in rates masked the price movement during the 12-month period, as rates actually experienced an increase in the first two quarters of 1997. With the uncertainty reflecting the direction of interest rates, we held the duration of the Fund within a relatively tight range. The Fund's focus on duration, along with its sizable positions in high-income producing corporate bonds, asset-backed securities, and mortgages, all had a positive impact on performance.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

 There were no major shifts in portfolio holdings that significantly impacted performance. However, we should note the performance of various sectors. Corporates, mortgages, and asset-backed securities were important components of the Fund's portfolio construction. Over the past 12 months, these sectors performed very well relative to Treasuries. The best performing sector was mortgages, largely due to strong price performance and high yields. The Fund's holdings in this sector increased in both value and overall portfolio weight-ing.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

 With slow economic growth and low inflation, we expect strength in the bond market to continue over the intermediate term. Should economic growth be stronger than expected, inflation concerns may reappear, causing higher inter-est rates and lower bond prices. To help protect the Fund against potential price volatility, we expect to maintain the Fund's duration at slightly below two years.

 Over the longer term, we anticipate continued growth in the economy but have concerns regarding how long this expansion can last, especially with little to no inflation. Credit excesses, profit disappointments, and the unpredictabil-ity of foreign capital flows may cause short-term volatility in the bond mar-ket, but over the long run, we continue to believe that fixed income investors will be rewarded in terms of both total returns and income.

                           [PIE CHART APPEARS HERE]


                                BBB     23.26%
                                A       7.74%
                                AAA     69.00%

Allocation percentages are based on total investment value of the portfolio as of 6/30/97

                               SIERRA TRUST FUNDS

                           PROSPECTUS/PROXY STATEMENT

                               NOVEMBER 14, 1997

                               TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----
 OVERVIEW OF MERGER..................................................................    4
 RISK FACTORS........................................................................   11
 SPECIAL MEETING
  OF SHAREHOLDERS....................................................................   13
 PROPOSAL 1: ELECTION OF TRUSTEES....................................................   13
 PROPOSAL 2: APPROVAL OR DISAPPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION.........   18
 INFORMATION ABOUT THE FUNDS.........................................................   23
 VOTING INFORMATION..................................................................   23
 APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION............................  A-1
 APPENDIX B: EXCERPTS FROM SIERRA TRUST FUNDS ANNUAL REPORT..........................  B-1




                                                                            PR02

                              SIERRA TRUST FUNDS

                                   FORM N-14
                                    PART B


                      STATEMENT OF ADDITIONAL INFORMATION
                               November 14, 1997

     This Statement of Additional Information (the "SAI") relates to the proposed merger (the "Merger") of the Short Term Global Government Fund (the "Acquired Fund"), a series of the Sierra Trust Funds, a Massachusetts business trust (the "Trust"), into the Short Term High Quality Bond Fund (the "Acquiring Fund"), a series of The Trust.

     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated November 14, 1997 (the "Prospectus/Proxy Statement") of the Trust which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Trust at P.O. Box 5118, Westboro, Massachusetts 01581 or by calling 1-800-222-5852.

                               Table of Contents

Item                                                                        Page
----                                                                        ----
I.   Additional Information about Acquiring and Acquired Funds.........

II.  Financial Statements..............................................


I.   Additional Information about Acquiring and Acquired Funds.

     This SAI is accompanied by the current Statement of Additional Information of the Trust, dated October 31, 1997, which provides further information relating to the Acquired and Acquiring Funds, including information in respect of their investment objectives, policies and financial history.

     The following documents, which have previously been filed with the Securities and Exchange Commission, have been incorporated by reference into Part A of this Registration Statement:

(1) Prospectus of the Trust dated October 31, 1996 (filed on October 30, 1996 pursuant to Rule 497 under the Securities Act of 1933) (Registration Nos. 33-27489 and 811-5775)

(2) Supplement dated September 1, 1997 to Prospectus of the Trust (filed on September 15, 1997 pursuant to Rule 497 under the Securities Act of 1933) (Registration Nos. 33-27489 and 811-5775)

(3) Statement of Additional Information of the Trust dated October 31, 1996 (filed on October 30, 1996 pursuant to Rule 497 under the Securities Act of
     1933) (Registration Nos. 33-27489 and 811-5775)

(4) Annual Report of the Trust dated June 30, 1997 (filed on September 5, 1997) (Registration Nos. 33-27489 and 811-5775)

II.  Financial Statements.

     This SAI is accompanied by the Annual Report of the Trust for the year ended June 30, 1997, which contains historical financial information regarding such Funds. Such report has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

     Pro forma financial statements for the Acquiring Fund are provided on the following pages.

SIERRA TRUST FUNDS
------------------
Short Term High Quality Bond Fund
Short Term Global Government Fund
Combined Portfolio of Investments
June 30, 1997 (Unaudited)

                         PRINCIPAL
                          AMOUNT                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        Short Term       Short Term                               SECURITY                           Short Term       Short Term
       High Quality        Global                               DESCRIPTIONS                         High Quality       Global
          Bond          Government                                                                       Bond         Government
          Fund             Fund              Combined                                                    Fund             Fund
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES - 49.1%#
    Italian Lira Bonds - 9.3%
                                                           Italian Treasury Bonds:
ITL             0      4,680,000,000      4,680,000,000       8.500% due 08/01/1997                           $0       $2,742,366
                0      6,115,000,000      6,115,000,000       8.500% due 01/01/1999                            0        3,709,865
                                                                                                     ------------------------------
                                                           Total Italian Lira Bonds                            0        6,452,231
                                                                                                     ------------------------------
    German Deutsche Mark Bonds - 8.6%
                      Federal Republic of Germany:
DEM             0          4,830,000          4,830,000       6.000% due 02/20/1998                            0        2,818,042
                0          5,380,000          5,380,000       5.250% due 10/20/1998                            0        3,158,065
                                                                                                     ------------------------------
                                                           Total German Deutsche Mark Bonds                    0        5,976,107
                                                                                                     ------------------------------
    New Zealand Dollar Bonds - 6.8%
NZD             0          3,200,000          3,200,000    Government of New Zealand,
                                                              10.000% due 03/15/2002                           0        2,448,547
                0          3,310,000          3,310,000    Federal National Mortgage Association
                                                             (FNMA), Global Note,
                                                              7.250% due 06/20/2002                            0        2,273,049
                                                                                                     ------------------------------
                                                           Total New Zealand Dollar Bonds                      0        4,721,596
                                                                                                     ------------------------------
    Danish Kroner Bond - 4.6%
DKK             0         20,000,000         20,000,000    Kingdom of Denmark,
                                                              9.000% due 11/15/1998                            0        3,214,807
                                                                                                     ------------------------------
    Great Britain Pound Sterling Note - 4.1%
GBP             0          1,710,000          1,710,000    United Kingdom Treasury Note,
                                                              7.000% due 06/07/2002                            0        2,836,986
                                                                                                     ------------------------------
    Canadian Dollar Bonds - 3.7%
                                                           Government of Canada:
CAD             0          1,170,000          1,170,000       6.500% due 09/01/1998                            0          867,661
                0          2,285,000          2,285,000       6.500% due 08/01/1999                            0        1,706,118
                                                                                                     ------------------------------
                                                           Total Canadian Dollar Bonds                         0        2,573,779
                                                                                                     ------------------------------
    Australian Dollar Bond - 2.9%
AUD             0          2,560,000          2,560,000    International Finance Corporation,
                                                              7.750% due 06/24/1999                            0        1,998,391
                                                                                                     ------------------------------
    Irish Pound Bond - 2.9%
IEP             0          1,310,000          1,310,000    Republic of Ireland,
                                                              6.250% due 04/01/1999                            0        1,991,868
                                                                                                     ------------------------------
    Spanish Peseta Bond - 2.6%
ESP             0        255,000,000        255,000,000    Government of Spain,
                                                              11.450% due 08/30/1998                           0        1,850,156
                                                                                                     ------------------------------
    Swedish Krona Bond - 2.3%
SEK             0         11,600,000         11,600,000    Kingdom of Sweden,
                                                              11.000% due 01/21/1999                           0        1,639,619
                                                                                                     ------------------------------

                         PRINCIPAL
                          AMOUNT                                                                  VALUE
-------------------------------------------------------------------------------------------------------------
        Short Term       Short Term                               SECURITY
       High Quality        Global                               DESCRIPTIONS
          Bond          Government
          Fund             Fund              Combined                                            Combined
-------------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES - 49.1%#
    Italian Lira Bonds - 9.3%
                                                           Italian Treasury Bonds:
ITL             0      4,680,000,000      4,680,000,000       8.500% due 08/01/1997              $2,742,366
                0      6,115,000,000      6,115,000,000       8.500% due 01/01/1999               3,709,865
                                                                                                 ------------
                                                           Total Italian Lira Bonds               6,452,231
                                                                                                 ------------
    German Deutsche Mark Bonds - 8.6%
                      Federal Republic of Germany:
DEM             0          4,830,000          4,830,000       6.000% due 02/20/1998               2,818,042
                0          5,380,000          5,380,000       5.250% due 10/20/1998               3,158,065
                                                                                                 ------------
                                                           Total German Deutsche Mark Bonds       5,976,107
                                                                                                 ------------
    New Zealand Dollar Bonds - 6.8%
NZD             0          3,200,000          3,200,000    Government of New Zealand,
                                                              10.000% due 03/15/2002              2,448,547
                0          3,310,000          3,310,000    Federal National Mortgage Association
                                                             (FNMA), Global Note,
                                                              7.250% due 06/20/2002               2,273,049
                                                                                                 ------------
                                                           Total New Zealand Dollar Bonds         4,721,596
                                                                                                 ------------
    Danish Kroner Bond - 4.6%
DKK             0         20,000,000         20,000,000    Kingdom of Denmark,
                                                              9.000% due 11/15/1998               3,214,807
                                                                                                 ------------
    Great Britain Pound Sterling Note - 4.1%
GBP             0          1,710,000          1,710,000    United Kingdom Treasury Note,
                                                              7.000% due 06/07/2002               2,836,986
                                                                                                 ------------
    Canadian Dollar Bonds - 3.7%
                                                           Government of Canada:
CAD             0          1,170,000          1,170,000       6.500% due 09/01/1998                 867,661
                0          2,285,000          2,285,000       6.500% due 08/01/1999               1,706,118
                                                                                                 ------------
                                                           Total Canadian Dollar Bonds            2,573,779
                                                                                                 ------------
    Australian Dollar Bond - 2.9%
AUD             0          2,560,000          2,560,000    International Finance Corporation,
                                                              7.750% due 06/24/1999               1,998,391
                                                                                                 ------------
    Irish Pound Bond - 2.9%
IEP             0          1,310,000          1,310,000    Republic of Ireland,
                                                              6.250% due 04/01/1999               1,991,868
                                                                                                 ------------
    Spanish Peseta Bond - 2.6%
ESP             0        255,000,000        255,000,000    Government of Spain,
                                                              11.450% due 08/30/1998              1,850,156
                                                                                                 ------------
    Swedish Krona Bond - 2.3%
SEK             0         11,600,000         11,600,000    Kingdom of Sweden,
                                                              11.000% due 01/21/1999              1,639,619
                                                                                                 ------------

SIERRA TRUST FUNDS
------------------
Short Term High Quality Bond Fund
Short Term Global Government Fund
Combined Portfolio of Investments (Continued)
June 30, 1997 (Unaudited)

                         PRINCIPAL
                          AMOUNT                                                                            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
          Short Term      Short Term                      SECURITY                      Short Term       Short Term
         High Quality      Global                       DESCRIPTIONS                    High Quality       Global
             Bond         Government                                                        Bond          Government
             Fund           Fund         Combined                                           Fund             Fund        Combined
----------------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES # - (Continued)
        Mexican Peso Bond - 1.0%
MXN                 0     6,532,000     6,532,000   Mexican Cetes,
                                                       Zero coupon due 06/04/1998                 $0        $682,976     $682,976
                                                                                       -------------------------------------------

        Argentinian Peso Bond - 0.3%
ARP                 0       238,159       238,159   Republic of Argentina,
                                                       5.625% due 04/01/2000 +                     0         217,052      217,052
                                                                                       -------------------------------------------

                                                    ------------------------------------------------------------------------------
                                                    Total Foreign Bonds and Notes                  0      34,155,568   34,155,568
                                                    ------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 11.9%
        Government National Mortgage Association (GNMA) - 6.6%
$             237,660             0       237,660   #038720, Seasoned,
                                                       11.000% due 02/15/2010**              266,110               0      266,110
              129,168             0       129,168   #130183, Seasoned,
                                                       11.000% due 05/15/2015                145,184               0      145,184
              190,267             0       190,267   #131917, Seasoned,
                                                       11.000% due 10/15/2015**              214,197               0      214,197
               22,725             0        22,725   #132833, Seasoned,
                                                       11.000% due 12/15/2015                 25,583               0       25,583
               81,669             0        81,669   #139704, Seasoned,
                                                       11.000% due 11/15/2015                 91,795               0       91,795
              194,202             0       194,202   #140835, Seasoned,
                                                       11.000% due 11/15/2015                217,889               0      217,889
                    0       174,661       174,661   #153965, Seasoned,
                                                       10.000% due 02/15/2019                      0         192,164      192,164
              117,398             0       117,398   #189482, Seasoned,
                                                       11.000% due 04/15/2020                132,349               0      132,349
                    0       955,752       955,752   #262996, Seasoned,
                                                       10.000% due 01/15/2019                      0       1,050,496    1,050,496
            1,049,990             0     1,049,990   #267824, Seasoned,
                                                       10.000% due 04/15/2018**            1,156,102               0    1,156,102
              312,427             0       312,427   #291375, Seasoned,
                                                       11.000% due 08/15/2020**              353,374               0      353,374
              106,489             0       106,489   #377550, Seasoned,
                                                       8.000% due 03/15/2012                 109,915               0      109,915
              629,383             0       629,383   #400224, Seasoned,
                                                       8.000% due 06/15/2009                 650,423               0      650,423
                                                                                       -------------------------------------------
                                                    Total GNMAs                            3,362,921       1,242,660    4,605,581
                                                                                       -------------------------------------------

        Adjustable Rate Mortgage-Backed Securities (ARM) - 3.3%
              545,048             0       545,048   Federal Home Loan Mortgage
                                                       Corporation (FHLMC), #845988,
                                                       7.807% due 11/01/2021+                571,194               0      571,194
                                                    Federal National Mortgage
                                                       Association (FNMA):
              474,155             0       474,155      #82247,
                                                       6.125% due 04/01/2019+                468,674               0      468,674
              256,606             0       256,606      #124571,
                                                       7.847% due 11/01/2022+                268,915               0      268,915
              294,356             0       294,356      #152205,
                                                       7.498% due 01/01/2019+                305,255               0      305,255
              701,514             0       701,514      #313257,
                                                        6.056% due 11/01/2035                693,405               0      693,405
                                                                                       -------------------------------------------
                                                    Total ARMs                             2,307,443               0    2,307,443
                                                                                       -------------------------------------------

        Federal National Mortgage Association (FNMA) - 2.0%
                    0       506,596       506,596   #141461,
                                                       7.784% due 11/01/2021 +                     0         530,422      530,422
              425,175             0       425,175   #250235, 7 Year Balloon,
                                                        8.500% due 02/01/2002                436,498               0      436,498
              408,149             0       408,149   #313030, Seasoned,
                                                        10.000% due 05/01/2022**             444,658               0      444,658
                                                                                       -------------------------------------------
                                                    Total FNMAs                              881,156         530,422    1,411,578
                                                                                       -------------------------------------------

                                                    ------------------------------------------------------------------------------
                                                    Total U.S. Government Agency
                                                       Mortgage-Backed Securities          6,551,520       1,773,082    8,324,602
                                                    ------------------------------------------------------------------------------

SIERRA TRUST FUNDS
------------------
Short Term High Quality Bond Fund
Short Term Global Government Fund
Combined Portfolio of Investments (Continued)
June 30, 1997 (Unaudited)

                  PRINCIPAL
                   AMOUNT                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   Short Term      Short Term                                   SECURITY                          Short Term          Short Term
  High Quality       Global                                   DESCRIPTIONS                        High Quality          Global
     Bond          Government                                                                          Bond           Government
     Fund             Fund            Combined                                                         Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 11.0%
$     300,000              0          300,000    Conti-Mortgage Home Equity Loan Trust,
                                                   1996-4-A6,
                                                   6.710% due 06/15/2014#                              $296,154               $0
       19,611              0           19,611    EquiCredit, 1993-4-B1,
                                                   5.650% due 12/15/2008                                 19,045                0
                                                 Green Tree Financial Corporation:
      450,000              0          450,000      1993-2-B2,
                                                   8.000% due 07/15/2018                                460,688                0
      900,000              0          900,000      1995-1-B2,
                                                   9.200% due 06/15/2025                                974,529                0
      300,000              0          300,000      1995-6-B1,
                                                   7.700% due 09/15/2026                                304,500                0
      300,000              0          300,000    Green Tree Home Equity Loan Trust, 1997-B-A5,
                                                    7.150% due 05/15/2028                               301,688                0
      280,885              0          280,885    Green Tree NIM, 1994-B, Class A,
                                                   7.850% due 07/15/2004#                               282,374                0
      257,915      2,456,338         2,714,253   Green Tree Security Mortgage Trust, 1994-A,
                                                    6.900% due 02/15/2004#                              257,432        2,451,732
            0         83,629           83,629    Household Finance Corporation, 1992-2-A3,
                                                    5.250% due 10/20/2007                                     0           83,211
      300,000              0          300,000    H & T Master Trust,
                                                    8.430% due 08/15/2002++#                            300,420                0
                                                 Merrill Lynch Mortgage Investors, Inc.:
      111,013              0          111,013       1991-B-A,
                                                    9.200% due 04/15/2011                               112,469                0
      200,037              0          200,037       1991-I-A,
                                                    7.650% due 01/15/2012                               202,599                0
      490,577        163,526          654,103       1992-B-A4,
                                                    7.850% due 04/15/2012                               495,483          165,161
            0        103,663          103,663    Old Stone Credit Corporation, 1992-A4,
                                                    6.550% due 11/25/2007                                     0          102,714
      125,000              0          125,000    Standard Credit Card Trust, 90-3B,
                                                    9.850% due 07/10/1998                               125,077                0
      700,000              0          700,000    World Omni Automobile Lease Securitization, 1996-B,
                                                    6.850% due 11/15/2002++#                            698,469                0
                                                 --------------------------------------------------------------------------------
                                                 Total Asset-Backed Securities                        4,830,927        2,802,818
                                                 -----------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS -5.1%
       75,000              0           75,000    Chemical Mortgage Securities Inc., 1993-1-A4,
                                                   7.450% due 02/25/2023                                 75,445                0
      106,187              0          106,187    Countrywide Funding Corporation, 1994-1-A3,
                                                   6.250% due 03/25/2024                                101,441                0
                                                 Countrywide Mortgage-Backed Securities, Inc.:
       75,000              0           75,000      1994-A-A3,
                                                   6.750% due 03/25/2024                                 74,015                0
      170,000              0          170,000      1994-C-A5,
                                                   6.375% due 03/25/2024                                165,058                0
      617,448              0          617,448    Federal Home Loan Mortgage Corporation (FHLMC), P/O,
                                                    REMIC, #1719-C,
                                                    Zero coupon due 04/15/1999                          572,876                0
      222,600              0          222,600    Fund America Investors Corporation, 1991-1-H,
                                                   7.950% due 02/20/2020                                224,826                0
      451,309              0          451,309    General Electric Capital Mortgage Association,
                                                     1994-27-A1, 6.500% due 07/25/2024                  449,467                0
      653,989              0          653,989    Norwest Asset Securities Corporation, 1996-5-A13,
                                                     7.500% due 11/25/2026                              659,814                0


                  PRINCIPAL
                   AMOUNT
-----------------------------------------------------------------------------------------------------------------------
   Short Term      Short Term                                   SECURITY
  High Quality       Global                                   DESCRIPTIONS
     Bond          Government
     Fund             Fund            Combined                                                             Combined
-----------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 11.0%
$     300,000              0          300,000    Conti-Mortgage Home Equity Loan Trust,
                                                   1996-4-A6,
                                                   6.710% due 06/15/2014#                                    $296,154
       19,611              0           19,611    EquiCredit, 1993-4-B1,
                                                   5.650% due 12/15/2008                                       19,045
                                                 Green Tree Financial Corporation:
      450,000              0          450,000      1993-2-B2,
                                                   8.000% due 07/15/2018                                      460,688
      900,000              0          900,000      1995-1-B2,
                                                   9.200% due 06/15/2025                                      974,529
      300,000              0          300,000      1995-6-B1,
                                                   7.700% due 09/15/2026                                      304,500
      300,000              0          300,000    Green Tree Home Equity Loan Trust, 1997-B-A5,
                                                    7.150% due 05/15/2028                                     301,688
      280,885              0          280,885    Green Tree NIM, 1994-B, Class A,
                                                   7.850% due 07/15/2004#                                     282,374
      257,915      2,456,338         2,714,253   Green Tree Security Mortgage Trust, 1994-A,
                                                    6.900% due 02/15/2004#                                  2,709,164
            0         83,629           83,629    Household Finance Corporation, 1992-2-A3,
                                                    5.250% due 10/20/2007                                      83,211
      300,000              0          300,000    H & T Master Trust,
                                                    8.430% due 08/15/2002++#                                  300,420
                                                 Merrill Lynch Mortgage Investors, Inc.:
      111,013              0          111,013       1991-B-A,
                                                    9.200% due 04/15/2011                                     112,469
      200,037              0          200,037       1991-I-A,
                                                    7.650% due 01/15/2012                                     202,599
      490,577        163,526          654,103       1992-B-A4,
                                                    7.850% due 04/15/2012                                     660,644
            0        103,663          103,663    Old Stone Credit Corporation, 1992-A4,
                                                    6.550% due 11/25/2007                                     102,714
      125,000              0          125,000    Standard Credit Card Trust, 90-3B,
                                                    9.850% due 07/10/1998                                     125,077
      700,000              0          700,000    World Omni Automobile Lease Securitization, 1996-B,
                                                    6.850% due 11/15/2002++#                                  698,469
                                                 ----------------------------------------------------------------------
                                                 Total Asset-Backed Securities                              7,633,745
                                                 ----------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS -5.1%
       75,000              0           75,000    Chemical Mortgage Securities Inc., 1993-1-A4,
                                                   7.450% due 02/25/2023                                       75,445
      106,187              0          106,187    Countrywide Funding Corporation, 1994-1-A3,
                                                   6.250% due 03/25/2024                                      101,441
                                                 Countrywide Mortgage-Backed Securities, Inc.:
       75,000              0           75,000      1994-A-A3,
                                                   6.750% due 03/25/2024                                       74,015
      170,000              0          170,000      1994-C-A5,
                                                   6.375% due 03/25/2024                                      165,058
      617,448              0          617,448    Federal Home Loan Mortgage Corporation (FHLMC), P/O,
                                                    REMIC, #1719-C,
                                                    Zero coupon due 04/15/1999                                572,876
      222,600              0          222,600    Fund America Investors Corporation, 1991-1-H,
                                                   7.950% due 02/20/2020                                      224,826
      451,309              0          451,309    General Electric Capital Mortgage Association,
                                                     1994-27-A1, 6.500% due 07/25/2024                        449,467
      653,989              0          653,989    Norwest Asset Securities Corporation, 1996-5-A13,
                                                     7.500% due 11/25/2026                                    659,814


SIERRA TRUST FUNDS
------------------
Short Term High Quality Bond Fund
Short Term Global Government Fund
Combined Portfolio of Investments (Continued)
June 30, 1997 (Unaudited)

                   PRINCIPAL
                    AMOUNT                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
   Short Term     Short Term                                SECURITY                         Short Term   Short Term
  High Quality      Global                                DESCRIPTIONS                      High Quality    Global
     Bond         Government                                                                   Bond       Government
     Fund            Fund          Combined                                                    Fund          Fund       Combined
----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (Continued)
                                              Prudential Home Mortgage Securities:
$    193,624              0        193,624      1992-47,
                                                7.500% due 01/25/2023                        $193,200           $0       $193,200
     787,316              0        787,316      1993-43-A1,
                                                5.400% due 10/25/2023                         777,474            0        777,474
     149,945              0        149,945    Ryland Acceptance Corporation,
                                                8.950% due 08/20/2019                         152,428            0        152,428
     100,000              0        100,000    Sears Mortgage Securities Corporation,
                                                1993-11-T4, 7.125% due 11/25/2020              99,437            0         99,437
                                                                                           ---------------------------------------
                                              ------------------------------------------------------------------------------------
                                              Total Collateralized Mortgage Obligations     3,545,481            0      3,545,481
                                              ------------------------------------------------------------------------------------
CORPORATE NOTES - 5.6%
     400,000              0        400,000    Colonial Realty, Sr. Note,
                                                 7.500% due 07/15/2001                        403,500            0        403,500
     400,000              0        400,000    ERP Operating LP,
                                                 8.500% due 05/15/1999++                      412,640            0        412,640
     500,000      1,000,000      1,500,000    Sun Communities Inc., Sr. Note,
                                                 7.625% due 05/01/2003                        510,790    1,021,580      1,532,370
                                              Taubman Realty Corporation, MTN:
     300,000              0        300,000       7.400% due 06/10/2002                        304,995            0        304,995
     500,000              0        500,000       7.500% due 06/15/2002                        508,315            0        508,315
     600,000              0        600,000    The Money Store, Inc.,
                                                 9.160% due 09/09/1997++#                     602,400            0        602,400
     100,000              0        100,000    Time Warner Inc.,
                                                 7.950% due 02/01/2000                        102,809            0        102,809
                                                                                           ---------------------------------------
                                              ------------------------------------------------------------------------------------
                                              Total Corporate Notes                         2,845,449    1,021,580      3,867,029
                                              ------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 4.8%
           0      1,300,000      1,300,000    5.125% due 03/31/1998                                 0    1,295,346      1,295,346
   1,250,000              0      1,250,000    6.750% due 04/30/2000                         1,266,400            0      1,266,400
           0        750,000        750,000    6.875% due 07/31/1999                                 0      760,980        760,980
                                                                                           ---------------------------------------
                                              ------------------------------------------------------------------------------------
                                              Total U.S. Treasury Notes                     1,266,400    2,056,326      3,322,726
                                              ------------------------------------------------------------------------------------
TIME DEPOSITS - 3.8%
GRD        0    285,583,384    285,583,384    Bankers Trust Corporation,
                                                 9.020% due 08/14/1997                              0    1,039,468      1,039,468
EGP        0        900,000        900,000    Citibank,
                                                 9.000% due 07/07/1997                              0      900,000        900,000
ZAR        0      3,247,688      3,247,688    J.P. Morgan & Company,
                                                 15.750% due 09/11/1997                             0      715,823        715,823
                                                                                           ---------------------------------------
                                              ------------------------------------------------------------------------------------
                                              Total Time Deposits                                   0    2,655,291      2,655,291
                                              ------------------------------------------------------------------------------------

INDEXED NOTES - 3.2%
$          0        650,000        650,000    Citibank,
                                                 (Value is directly linked to the
                                                 Morrocan Dirham), 8.000% due 12/01/1997            0      641,225        641,225
                                              J.P. Morgan & Company:
           0        908,249        908,249       (Value is directly linked to the
                                                 Indonesia Rupiah), 11.200% due 08/11/1997          0      906,631        906,631
           0        660,000        660,000       (Value is directly linked to the
                                                 Philippine Peso), 10.450% due 07/29/1997           0      659,165        659,165
                                                                                           ---------------------------------------
                                              ------------------------------------------------------------------------------------
                                              Total Indexed Notes                                   0    2,207,021      2,207,021
                                              ------------------------------------------------------------------------------------

SIERRA TRUST FUNDS
------------------
Short Term High Quality Bond Fund
Short Term Global Government Fund
Combined Portfolio of Investments (Continued)
June 30, 1997 (Unaudited)


                     PRINCIPAL
                      AMOUNT                                                                                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Short Term       Short Term                                     SECURITY                              Short Term      Short Term
 High Quality        Global                                     DESCRIPTIONS                            High Quality      Global
    Bond           Government                                                                               Bond        Government
    Fund              Fund           Combined                                                               Fund           Fund
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATION - 0.6%
$   425,000                  0        425,000    Federal National Mortgage Association (FNMA),
                                                       (Inverse Floater),
                                                       9.781% due 12/29/1997 +                             $432,438             $0
                                                                                                      ------------------------------
COMMERCIAL PAPER - 4.6%
          0          1,270,000      1,270,000    Ford Motor Credit Company,
                                                    6.000% due 07/01/1997                                         0      1,270,000
    684,000          1,269,000      1,953,000    General Electric Capital Corporation,
                                                    6.100% due 07/01/1997                                   684,000      1,269,000
                                                                                                      ------------------------------
                                                 -----------------------------------------------------------------------------------
                                                 Total Commercial Paper                                     684,000      2,539,000
                                                 -----------------------------------------------------------------------------------
                                                                              Expiration     Strike
                                                                                 Date         Price
                                                                              ------------------------
PUT OPTIONS PURCHASED ON FOREIGN CURRENCY - 0.3%#
AUD       0          2,750,000      2,750,000    Australian Dollar Put        07/16/1997      0.762               0         27,010
CAD       0          3,920,000      3,920,000    Canadian Dollar Put          08/01/1997      1.396               0          3,773
NZD       0          7,000,000      7,000,000    New Zealand Dollar Put       09/15/1997      0.686               0         79,800
DEM       0          6,000,000      6,000,000    German Deutsche Mark Put     11/26/1997      1.700               0        103,282
                                                                                                      ------------------------------
                                                 -----------------------------------------------------------------------------------
                                                 Total Put Options Purchased on Foreign Currency                  0        213,865
                                                 -----------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS                                      $20,156,215    $49,424,551
                                                 -----------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------------
                                                 TOTAL COST                                             $20,055,099    $50,819,677
                                                 -----------------------------------------------------------------------------------

     CALL OPTIONS WRITTEN ON FOREIGN CURRENCY - (0.0)%#
AUD       0          2,750,000      2,750,000    Australian Dollar Call       07/16/1997      0.777              $0        ($1,056)
CAD       0          3,920,000      3,920,000    Canadian Dollar Call         08/01/1997      1.366               0         (6,864)
GBP       0          1,715,000      1,715,000    Great Britain Pound Sterling
                                                 Call                         08/07/1997      1.637               0        (55,490)
NZD       0          7,000,000      7,000,000    New Zealand Dollar Call      09/15/1997      0.692               0        (23,100)
                                                                                                      ------------------------------
                                                 -----------------------------------------------------------------------------------
                                                 Total Value of Call Options Written on Foreign Currency           0       (86,510)
                                                 -----------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------------
                                                 Premium received on Call Options Written on Foreign Currency      0       126,371
                                                 -----------------------------------------------------------------------------------
                     PRINCIPAL
                      AMOUNT                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------------
  Short Term       Short Term                                     SECURITY
 High Quality        Global                                     DESCRIPTIONS
    Bond           Government
    Fund              Fund           Combined                                                                  Combined
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATION - 0.6%
$   425,000                  0        425,000    Federal National Mortgage Association (FNMA),
                                                       (Inverse Floater),
                                                       9.781% due 12/29/1997 +                                    $432,438
                                                                                                              -------------
COMMERCIAL PAPER - 4.6%
          0          1,270,000      1,270,000    Ford Motor Credit Company,
                                                    6.000% due 07/01/1997                                        1,270,000
    684,000          1,269,000      1,953,000    General Electric Capital Corporation,
                                                    6.100% due 07/01/1997                                        1,953,000
                                                                                                              -------------
                                                 --------------------------------------------------------------------------
                                                 Total Commercial Paper                                          3,223,000
                                                 --------------------------------------------------------------------------
                                                                              Expiration      Strike
                                                                                 Date          Price
                                                                              ------------------------
PUT OPTIONS PURCHASED ON FOREIGN CURRENCY - 0.3%#
AUD       0          2,750,000      2,750,000    Australian Dollar Put        07/16/1997      0.762                 27,010
CAD       0          3,920,000      3,920,000    Canadian Dollar Put          08/01/1997      1.396                  3,773
NZD       0          7,000,000      7,000,000    New Zealand Dollar Put       09/15/1997      0.686                 79,800
DEM       0          6,000,000      6,000,000    German Deutsche Mark Put     11/26/1997      1.700                103,282
                                                                                                              -------------
                                                 --------------------------------------------------------------------------
                                                 Total Put Options Purchased on Foreign Currency                   213,865
                                                 --------------------------------------------------------------------------

                                                 --------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS                                             $69,580,766
                                                 --------------------------------------------------------------------------

                                                 --------------------------------------------------------------------------
                                                 TOTAL COST                                                    $69,479,650*
                                                 --------------------------------------------------------------------------

     CALL OPTIONS WRITTEN ON FOREIGN CURRENCY - (0.0)%#
AUD       0          2,750,000      2,750,000    Australian Dollar Call       07/16/1997      0.777                ($1,056)
CAD       0          3,920,000      3,920,000    Canadian Dollar Call         08/01/1997      1.366                 (6,864)
GBP       0          1,715,000      1,715,000    Great Britain Pound Sterling
                                                 Call                         08/07/1997      1.637                (55,490)
NZD       0          7,000,000      7,000,000    New Zealand Dollar Call      09/15/1997      0.692                (23,100)
                                                                                                              -------------
                                                 --------------------------------------------------------------------------
                                                 Total Value of Call Options Written on Foreign Currency            (86,510)
                                                 --------------------------------------------------------------------------

                                                 --------------------------------------------------------------------------
                                                 Premium received on Call Options Written on Foreign Currency       86,510*
                                                 --------------------------------------------------------------------------

    * Combined cost represents cost of Sierra Trust Short Term High Quality Bond Fund and value of Sierra Trust Short Term Global Government Fund as contemplated by the proposed Agreement and Plan of Reorganization. See Note 1.
   ** A portion or all of this security is pledged as collateral for futures contracts.
    + Floating rate security. The interest rate shown reflects the rate currently in effect.
   ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
    # Security expected to be sold in connection with the consummation of the Plan of Reorganization.

            NUMBER OF                                                                                      UNREALIZED
            CONTRACTS                                                                                     DEPRECIATION
            ---------                                                                                     ------------
FUTURES CONTRACTS - SHORT POSITION
            27                 0       27    U.S. Treasury Note, Five Year, September 1997      ($14,992)       $0       ($14,992)
                                                                                              --------------------------------------

SIERRA TRUST FUNDS
------------------
Short Term Global Government Fund
Schedule of Forward Foreign Currency Contracts #
June 30, 1997 (Unaudited)

     U.S. Forward Foreign Currency Contracts to Buy

                                                            Contracts to Receive
           -----------------------------------------------------------------------------------------------------------------
                                                                                                             Net Unrealized
                                                                                                              Appreciation/
               Expiration                    Local                   Value in         In Exchange for        (Depreciation)
                  Date                      Currency                  U.S. $             for U.S. $           of Contracts
           -----------------------------------------------------------------------------------------------------------------
               07/07/1997            IEP                  330,303       500,088               500,000                  $88
               08/12/1997            DKK                7,320,720     1,105,402             1,147,448              (42,046)
               08/25/1997            SEK                3,845,400       498,238               500,000               (1,762)
               09/15/1997            CHF                3,821,077     2,640,401             2,643,429               (3,028)
               12/01/1997            DEM                  229,852       133,324               134,517               (1,193)
               12/01/1997            ESP              145,310,000       988,465             1,000,000              (11,535)
                                                                                                      ---------------------
                                                                                                                  ($59,476)
                                                                                                      ---------------------
     U.S. Forward Foreign Currency Contracts to Sell
                                                            Contracts to Deliver
           -----------------------------------------------------------------------------------------------------------------
                                                                                                             Net Unrealized
                                                                                                              Appreciation/
               Expiration                    Local                   Value in         In Exchange for        (Depreciation)
                  Date                      Currency                  U.S. $             for U.S. $           of Contracts
           -----------------------------------------------------------------------------------------------------------------
               07/07/1997            IEP                1,314,552     1,990,268             1,979,979             ($10,289)
               08/07/1997            FRF                6,972,931     1,189,709             1,268,036               78,327
               08/12/1997            DKK               31,102,450     4,696,356             4,921,274              224,918
               08/25/1997            BEF               41,306,140     1,152,162             1,199,017               46,855
               08/25/1997            SEK               13,200,000     1,710,288             1,792,139               81,851
               09/15/1997            CHF                3,821,077     2,640,401             2,621,306              (19,095)
               09/18/1997            NLG                4,198,294     2,151,094             2,230,762               79,668
               09/24/1997            CHF                2,849,200     1,970,910             2,000,000               29,090
               11/06/1997            DEM                4,587,251     2,655,731             2,692,049               36,318
               12/01/1997            DEM                  229,852       133,325               136,500                3,175
               12/01/1997            ESP                5,994,976        40,781                41,600                  819
               12/01/1997            FRF                1,406,043       241,772               246,350                4,578
               12/01/1997            GBP                   36,183        60,358                59,150               (1,208)
               12/01/1997            ITL               64,069,265        37,548                37,700                  152
               12/01/1997            ITL            5,600,000,000     3,281,866             3,286,771                4,905
                                                                                                      ---------------------
                                                                                                                  $560,064
                                                                                                      ---------------------
                              Net Unrealized Appreciation of Forward Foreign Currency Contracts                   $500,588
                                                                                                      ---------------------

# Security expected to be sold in connection with the consummation of the Plan of Reorganization.

           ---------------------------------------------------------------------
                        GLOSSARY OF TERMS
           ARP       -  Argentinian Peso
           AUD       -  Australian Dollar
           BALLOON   -  Five- and seven-year mortgages with larger dollar
                        amounts of payments falling due in the later years of
                        the obligation
           BEF       -  Belgian Franc
           CAD       -  Canadian Dollar
           CHF       -  Swiss Franc
           DEM       -  German Deutsche Mark
           DKK       -  Danish Kroner
           EGP       -  Egyptian Pound
           ESP       -  Spanish Peseta
           FRF       -  French Franc
           GBP       -  Great Britain Pound Sterling
           GRD       -  Greek Drakma
           IEP       -  Irish Pound
           ITL       -  Italian Lira
           LP        -  Limited Partnership
           MTN       -  Medium Term Note
           MXN       -  Mexican Peso
           NLG       -  Netherlands Guilder
           NZD       -  New Zealand Dollar
           P/O       -  Principal Only
           REMIC     -  Real Estate Mortgage Investment Conduit
           SEK       -  Swedish Krona
           ZAR       -  South African Rand
           ---------------------------------------------------------------------

                              Sierra Trust Funds
                       Short Term High Quality Bond Fund
                       Short Term Global Government Fund
      Pro Forma Combining Statement of Assets and Liabilities (Unaudited)
                                 June 30, 1997

                                                        Short Term          Short Term
                                                           High               Global
                                                          Quality           Government         Adjustments to         Pro Forma
                                                         Bond Fund             Fund               Proforma         Combined (Note 1)
                                                      ----------------    ----------------     ---------------     -----------------
ASSETS:
Investments, at value (a)............................$     20,156,215    $     49,424,551     $       -          $       69,580,766
Cash and/or foreign currency (b).....................          21,550             165,642             -                     187,192
Net unrealized appreciation of forward
     foreign currency contracts......................          -                  500,588             -                     500,588
Dividends and/or interest receivable.................         149,480           1,048,920             -                   1,198,400
Receivable for Fund shares sold......................          13,624              33,739             -                      47,363
Receivable for investment securities sold............          12,772              -                  -                      12,772
Variation margin.....................................           6,750              -                  -                       6,750
Unamortized organization costs.......................           4,727              -                  -                       4,727
Receivable from investment advisor...................           5,611               6,473             -                      12,084
Prepaid expenses and other assets....................           1,527               5,086             -                       6,613
                                                      ----------------    ----------------     ---------------     -----------------
     Total Assets....................................      20,372,256          51,184,999                   0            71,557,255
                                                      ----------------    ----------------     ---------------     -----------------

LIABILITIES:
Options written, at value (c)........................          -                   86,510             -                      86,510
Payable for Fund shares redeemed.....................          42,015              96,524             -                     138,539
Administration fee payable...........................           5,953              14,830             -                      20,783
Shareholder servicing and distribution...............                                                 -
     fees payable....................................           6,048              11,552             -                      17,600
Dividends payable....................................          37,812             109,897             -                     147,709
Accrued legal and audit fees.........................          16,836              39,791             -                      56,627
Accrued transfer agent fees..........................          10,230              16,628             -                      26,858
Accrued Trustees' fees and expenses..................             175                 431             -                         606
Accrued registration and filing fees payable.........           3,630               2,926             -                       6,556
Accrued expenses and other payables..................          19,583              11,740             -                      31,323
                                                      ----------------    ----------------     ---------------     -----------------
     Total Liabilities...............................         142,282             390,829                   0               533,111
                                                      ----------------    ----------------     ---------------     -----------------

Net Assets Applicable to Shares Outstanding..........$     20,229,974    $     50,794,170     $             0     $      71,024,144
                                                      ================    ================     ===============     =================
--------------------------------------------------
(a) Investments, at cost.............................$     20,055,099    $     50,819,677     $    (1,395,126)    $      69,479,650*
(b) Cash and/or foreign currency, at cost............$         21,550    $        164,948     $           694     $         187,192*
(c) Premiums.........................................$              0    $        126,371     $       (39,861)    $          86,510*

* Combined cost represents cost of Sierra Short Term High Quality Bond Fund and value of Sierra Short Term Global Government Fund as contemplated by the proposed Agreement and Plan of Reorganization. See Note 1.

                                     See Notes to Proforma Financial Statements.

                               Sierra Trust Funds
                        Short Term High Quality Bond Fund
                        Short Term Global Government Fund
 Pro Forma Combining Statement of Assets and Liabilites (Unaudited) (Continued)
                                  June 30, 1997

                                                        Short Term            Short Term
                                                            High                Global
                                                          Quality              Government        Adjustments to       Pro Forma
                                                         Bond Fund               Fund               Proforma       Combined (Note 1)
                                                      -----------------   -------------------   ----------------   ----------------
Net Assets by Class:
Class A Shares...................................... $      13,685,006   $        44,255,652           -           $    57,940,658
                                                      =================   ===================                       ===============
Class B Shares...................................... $       2,993,682   $         2,331,382           -           $     5,325,064
                                                      =================   ===================                       ===============
Class S Shares...................................... $         799,784   $           473,579           -           $     1,273,363
                                                      =================   ===================                       ===============
Class I Shares...................................... $       2,751,502   $         3,733,557           -           $     6,485,059
                                                      =================   ===================                       ===============

Shares Outstanding by Class:
Class A Shares......................................         5,898,076            19,252,637            (178,974)(d)    24,971,739
                                                      =================   ===================                       ===============
Class B Shares......................................         1,290,338             1,014,294              (9,421)(d)     2,295,211
                                                      =================   ===================                       ===============
Class S Shares......................................           344,729               206,038              (1,912)(d)       548,855
                                                      =================   ===================                       ===============
Class I Shares......................................         1,185,878             1,624,325             (15,188)(d)     2,795,015
                                                      =================   ===================   -----------------   ===============
   Total Shares.....................................         8,719,021            22,097,294            (205,495)(d)    30,610,820
                                                      =================   ===================   =================   ===============
CLASS A SHARES:
Net asset value per share of beneficial
   interest outstanding *...........................             $2.32                 $2.30                                 $2.32
                                                      =================   ===================                       ===============

Maximum sales charge................................              3.50%                 3.50%                                 3.50%
Maximum offering price per share of beneficial
     interest outstanding...........................             $2.40                 $2.38                                 $2.40
                                                      =================   ===================                       ===============

CLASS B SHARES:
Net asset value and offering price per
   share of beneficial interest outstanding *.......             $2.32                 $2.30                                 $2.32
                                                      =================   ===================                       ===============

CLASS S SHARES:
Net asset value and offering price per
   share of beneficial interest outstanding *.......             $2.32                 $2.30                                 $2.32
                                                      =================   ===================                       ===============

CLASS I SHARES:
Net asset value, offering and redemption price per
   share of beneficial interest outstanding.........             $2.32                 $2.30                                 $2.32
                                                      =================   ===================                       ===============

--------------------------------------------------------------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.

(d) See Note 3.

                                     See Notes to Proforma Financial Statements.

                              Sierra Trust Funds
                       Short Term High Quality Bond Fund
                       Short Term Global Government Fund
                 Pro Forma Statement of Operations (Unaudited)
                       For the Year Ended June 30, 1997

                                                     Short Term           Short Term
                                                         High              Global
                                                       Quality            Government          Adjustments to        Pro Forma
                                                      Bond Fund              Fund               Proforma          Combined (Note 1)
                                                  -----------------    -----------------    ------------------    ----------------
INVESTMENT INCOME:
Interest........................................ $       2,245,073    $       4,545,622    $        -            $     6,790,695
Foreign withholding tax on interest income......         -                      (73,700)            -                    (73,700)
                                                  -----------------    -----------------    ------------------    ----------------
      Total investment income...................         2,245,073            4,471,922             -                  6,716,995
                                                  -----------------    -----------------    ------------------    ----------------
EXPENSES:
Investment advisory fee.........................           153,348              394,684               (91,084)(a)        456,948
Administration fee..............................           107,344              212,522              (319,866)(b)              0
Custodian fees..................................             8,172               15,844             -                     24,016
Legal and audit fees............................            17,832               41,538               (36,047)(c)         23,323
Trustees' fees and expenses.....................             1,297                2,563             -                      3,860
Amortization of organization costs..............             3,546                1,295                (1,295)(d)          3,546
Registration and filing fees....................            25,995               20,883               (15,000)(c)         31,878
Transfer agent fees.............................            26,123               57,268                90,249 (c)        173,640
Other...........................................            25,281               20,977               132,149 (c)        178,407
Shareholder servicing and distribution fees:
   Class A Shares...............................            54,612              137,471             -                    192,083
   Class B Shares...............................            32,976               20,862             -                     53,838
   Class S Shares...............................            18,171               10,022             -                     28,193
Fees waived and/or expenses absorbed by
   investment advisor...........................          (194,184)            (369,426)              188,610 (e)       (375,000)
                                                  -----------------    -----------------    ------------------    ----------------
      Subtotal..................................           280,513              566,503               (52,284)           794,732
Credits allowed by the custodian................            (1,186)              (2,250)            -                     (3,436)
                                                  -----------------    -----------------    ------------------    ----------------
      Net expenses..............................           279,327              564,253               (52,284)           791,296
                                                  -----------------    -----------------    ------------------    ----------------
NET INVESTMENT INCOME...........................         1,965,746            3,907,669                52,284          5,925,699
                                                  -----------------    -----------------    ------------------    ----------------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS
Realized gain/(loss) from:
   Security transactions........................           (86,136)              (2,953)            -                    (89,089)
   Forward foreign currency contracts
      and foreign currency transactions.........           (92,271)           4,004,144             -                  3,911,873
   Futures contracts............................          (307,448)          -                      -                   (307,448)
   Written options..............................            25,492              776,517             -                    802,009
Net unrealized appreciation/(depreciation) of:
   Securities...................................           194,806           (3,013,281)            -                 (2,818,475)
   Forward foreign currency contracts...........        -                      (472,822)            -                   (472,822)
   Foreign currency, written options,
      futures contracts and other assets
      and liabilities...........................           113,589              111,225             -                    224,814
                                                  -----------------    -----------------    ------------------    ----------------
Net Realized and Unrealized Gain/(Loss) on
   Investments..................................          (151,968)           1,402,830             -                  1,250,862
                                                  -----------------    -----------------    ------------------    ----------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS.................... $       1,813,778    $       5,310,499    $           52,284   $      7,176,561
                                                  =================    =================    ==================    ================

(a) Adjustment reflects contractual fee of Sierra Short Term High Quality Bond Fund.

(b) Adjustment reflects the effect of the expected transfer of administrative functions to an affiliate of Composite Research & Management Co.

(c)  Adjustment reflects expected (savings)/cost when the two funds become one.

(d) Organization expense of the acquired fund is not an expense of the combined fund.

(e) Adjustment reflects the effect of an anticipated management fee waiver/expense reimbursement for the Sierra Short Term High Quality Bond Fund at June 30, 1997.

                  See Notes to Proforma Financial Statements.

                               SIERRA TRUST FUNDS
                        Short Term High Quality Bond Fund
                        Short Term Global Government Fund

               Notes to Pro Forma Financial Statements (Unaudited)

1.  Basis of Combination
Sierra Trust Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of June 30, 1997, the Trust offers sixteen managed investment funds. The unaudited Pro Forma Combining Portfolio of Investments and Statement of Assets and Liabilities and the Statement of Operations reflect the accounts of the Sierra Short Term High Quality Bond Fund and the Sierra Short Term Global Government Fund for the year ended June 30, 1997. These statements have been derived from books and records utilized in calculating daily net asset value at June 30, 1997.

The pro forma statements give effect to the proposed transfer of assets and stated liabilities of the Sierra Short Term Global Government Fund in exchange for shares of Sierra Short Term High Quality Bond Fund. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

Based largely on the significant realignment of the Global Government Fund's portfolio that is expected to occur in connection with the Merger, the Global Government Fund is expected to recognize gain or loss on the sale of its portfolio securities in the realignment and on the sale of its assets to the High Quality Bond Fund, and shareholders of the Global Government Fund are expected to recognize taxable gain or loss on receipt of the Merger Shares equal to the difference between the net asset value of the High Quality Bond Fund shares received and the shareholder's tax basis in his or her Global Government Fund shares. The Global Government Fund will distribute at the time of the Merger all of the Global Government Fund's net investment income and net realized capital gains to its shareholders, including gains recognized in connection with the Merger. The High Quality Bond Fund's cost basis for each security acquired from the Global Government Fund in the Merger will be the fair market value of such security at the time of the Merger (rather than the Global Government Fund's cost basis), and as a result of the Merger the Global Government Fund's net unrealized losses and capital loss carryforwards will not be available for use by either Fund.

The Pro Forma Combining Portfolio of Investments and Statement of Assets and Liabilities and the Statement of Operations should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

For the year ended June 30, 1997, the Sierra Short Term High Quality Bond Fund's investment advisory fee was computed based on the annual rates as follows:

                                                                        Fees on Assets
                                                                           Exceeding
                                                    Fees on Assets       $200 million          Fees on
                                                      Equal To or        and Equal To           Assets
                                                       Less Than         or Less Than         Exceeding
      Name of Fund                                   $200 million        $500 million        $500 million
      ------------                                 ---------------      --------------      --------------
Short Term High Quality Bond Fund
   Sierra Advisors...............................        .35%                .35%                .30%
   Sub-advisor...................................        .15%                .10%                .10%
                                                         ---                 ---                 ---
     Total fees paid to
       Sierra Advisors*..........................        .50%                .45%                .40%
                                                         ===                 ===                 ===

* Sierra Advisors retains only the net amount of the fees after sub-advisory fees have been paid.

                               SIERRA TRUST FUNDS
                        Short Term High Quality Bond Fund
                        Short Term Global Government Fund


         Notes to Pro Forma Financial Statements (Unaudited) (Continued)

2.  Portfolio Valuation

The securities are valued at market, as determined by the fund, as of June 30, 1997.

3.  Capital Shares

The pro forma net asset value per share assumes the issuance of additional shares of Sierra Short Term High Quality Bond Fund which would have been issued at June 30, 1997 in connection with the proposed reorganization. The pro forma number of shares outstanding of 30,610,820 consists of 21,891,799 shares assumed issued in the reorganization plus 8,719,021 shares of Sierra Short Term High Quality Bond Fund at June 30, 1997.

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE


----------------------------------------
SIERRA SHORT TERM GLOBAL GOVERNMENT FUND
----------------------------------------

1. Proposal to elect thirteen Trustees. The nominees for Trustees are:

                                                  For All     With-   For All
   Arthur H. Bernstein    Anne V. Farrell        Nominees    hold     Except
   Wayne L. Attwood       Jay Rockey
   William G. Papesh      John W. English           [_]        [_]      [_]
   David E. Anderson      Michael K. Murphy
   Kristianne Blake       Richard C. Yancey
   Daniel L. Pavelich     Alfred E. Osborne, Jr.
   Edmond R. Davis

   Note: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


                                                    For    Against   Abstain
2. Proposal to approve the Merger of the
   Sierra Short Term Global Government              [_]      [_]       [_]
   Fund, pursuant to the Agreement and
   Plan of Reorganization described in
   the Prospectus/Proxy Statement.


3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.




                                                  ------------------------------
   Please be sure to sign and date this Proxy.       Date
--------------------------------------------------------------------------------

--------Shareholder sign here-----------------Co-owner sign here----------------




DETACH CARD                                                          DETACH CARD

                   SIERRA SHORT TERM GLOBAL GOVERNMENT FUND

                        A SERIES OF SIERRA TRUST FUNDS
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 23, 1997

The undersigned hereby appoints Keith B. Pipes and Michael D. Goth, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the Fund indicated above, a series of Sierra Trust Funds, on December 23, 1997 at the office of Sierra Fund Administration Corporation at 9301 Corbin Avenue, Suite 333, Northridge, California 91324, at 11:00 a.m. (Pacific Time), and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.
---

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR the Proposals.

--------------------------------------------------------------------------------
          To vote by telephone, please call toll free 1-800-848-3374 between 8:00 a.m. and 9:00 p.m. (EST).
     To vote my mail, please date and sign on reverse and return promptly in the enclosed envelope.
            No postage is necessary if mailed in the United States.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity please sign your name and title. For joint accounts, each joint owner must sign. Your signatures on this proxy should be exactly as your name or names appear on this proxy.
--------------------------------------------------------------------------------